                                                                          [LOGO]

        THE STRONG
        MUNICIPAL INCOME
        FUNDS

--------------------------------------------------------------------------------

        ANNUAL REPORT  -  AUGUST 31, 1999


        The Strong High-Yield Municipal Bond Fund

        The Strong Municipal Bond Fund

        The Strong Short-Term High Yield Municipal Fund

        The Strong Short-Term Municipal Bond Fund


                      [Photo of Strong Funds Headquarters in Background]

                            LETTER FROM THE CHAIRMAN

Dear Strong Investor,

A few months back, I sent a letter to some of our shareholders describing a recent business trip to Indianapolis. I said that everywhere I went--every highway traveled, every side street ventured down, bulldozers, cranes and backhoes were hard at work.

Indianapolis, like most American cities we visit these days, is in the midst of a spectacular building boom. A sea of yellow construction equipment is washing over the nation's landscape.

It is the latest chapter in the unbelievable economic expansion that has blessed this country--almost without pause--since 1982. The signs of prosperity are everywhere:

  - Highways jammed with people on their way to do business.

  - "Help Wanted" signs in more store windows than most of us have ever seen at one time.

  - Consumer confidence is at an all-time high. Shopping carts are stuffed with personal computers, printers, software and all sorts of related high-tech equipment transforming the lives of Americans.

  - Restaurants are packed almost every night of the week with people who have money to spend.

As we make our way through the last quarter of the last year of the 20th Century, we are fortunate to be living in one of the greatest booms in recorded history. We should be grateful for the opportunity to live in these incredibly prosperous times. We also ought to remember that nothing lasts forever.

The nation's economic engine is running near full capacity. After eight years of continuous growth, the American economy is beginning to overheat. It's that strain on the system that has Mr. Greenspan's Federal Reserve, which is responsible for managing the economy and keeping inflation at reasonable levels, obviously concerned.

Though the current batch of inflation indicators don't seem too threatening, the Fed is wise to keep a sharp eye on the system. The economy can only grow so fast and still remain healthy. If it gains too much speed--like a car heading down a steep slope--it runs the risk of careening out of control. It's the Fed's job to provide just the right mix of acceleration and braking.

The Federal Reserve has an awesome responsibility. While they want the economy to move ahead, they can't let their hopes override common sense. The Fed has become increasingly worried about excessive valuations in the stock market and the possibility that, left unchecked, a financial bubble could occur.

Here at Strong, we are bullish on America's prospects for the 21st Century. Long term, we believe interest rates are headed down. But, in the short term, expectations of what the stock market and the U.S. economy can continue to deliver seem inflated. For that reason, this could be a good time to complement your portfolio's stock holdings with more conservative money market and short-term bond funds.

                                                     /s/ Dick

                              THE STRONG MUNICIPAL
                                  INCOME FUNDS

                                ---------------

                      ANNUAL REPORT   -   AUGUST 31, 1999


                               TABLE OF CONTENTS

INVESTMENT REVIEWS
     The Strong High-Yield Municipal Bond Fund.............................2

     The Strong Municipal Bond Fund........................................4

     The Strong Short-Term High Yield Municipal Fund.......................6

     The Strong Short-Term Municipal Bond Fund.............................8

BOND GLOSSARY.............................................................10

FINANCIAL INFORMATION
     Schedules of Investments in Securities...............................11

     Statements of Assets and Liabilities.................................27

     Statements of Operations.............................................28

     Statements of Changes in Net Assets..................................29

     Notes to Financial Statements........................................31

FINANCIAL HIGHLIGHTS......................................................34

REPORT OF INDEPENDENT ACCOUNTANTS.........................................36

                   THE STRONG HIGH-YIELD MUNICIPAL BOND FUND
                   -----------------------------------------


PERSPECTIVES
FROM THE MANAGER


/s/ Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

--------------------------------------------------------------------------------

The high-yield municipal market's performance is more directly tied to supply and demand than interest rates. Credit spreads in the municipal market have been under pressure, most notably in the healthcare sector. Long-term non-rated issues rose approximately 75 basis points during the period as compared to a 65 basis-point move in BBB-rated securities. As liquidity dried up, market participants demanded a yield premium on non-rated paper. Although credit quality continued to be good, reflecting continued economic strength, the market was driven by demand. Thus, lower-rated issues were trading based on bids, not indicative of credit quality. Although A-rated long-term municipal revenue bonds have retreated from their high level of 106% for the year versus Treasury securities, their current level of 96% is still cheap on a historical basis.

--------------------------------------------------------------------------------

THE FUND APPEARS WELL POSITIONED TO TAKE ADVANTAGE OF INVESTING SOME OF ITS CASH HOLDINGS AT HIGHER INTEREST RATES.

--------------------------------------------------------------------------------

We continue to favor sectors that play into our "aging of America" theme. Currently, we believe that attractive opportunities remain in the healthcare sector. Although rating downgrades exceeded upgrades in this sector over the past year, the market continues to "throw the baby out with the bath water" and has penalized all hospitals. Although this sector may get a bit cheaper, it represents value on an issue-by-issue basis, and sector holdings were taken up to nearly 12% from 10% a year ago. No other major changes were made with regard to sector holdings.

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

   - The Fund returned -1.05% for the 12-month period ended August 31, 1999. Its 30-day annualized yield was quoted at 5.97%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 9.33%.

   - New-issue supply dropped over 20% on a year-over-year basis, but was not enough to cause municipals to retreat from their attractive levels versus treasury securities.

   - Yields rose across the board as continued strength in the U.S. economy forced the Federal Reserve to raise short-term interest rates twice.

   - Yields in the healthcare sector continued to climb.

     ----------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 8-31-99


                              1-year        -1.05%

                              3-year         7.48%

                              5-year         6.88%

                     Since Inception         6.42%
                        (on 10-1-93)

     ----------------------------------------------------------------------
[SIDENOTE]
                                   PORTFOLIO
                                   STATISTICS

                                  AS OF 8-31-99


                 30-day annualized yield(1)    5.97%

                        Average maturity(2)    14.1 years

                  Average quality rating(3)    BB


--------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Yield is annualized for the 30 days ended 8-31-99, is historical, and will vary.
(2) The Fund's average maturity includes the effect of futures and when-issued securities.
(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

We continue to remain well diversified geographically, with no state accounting for more than 10% of holdings. The fund's duration rose slightly in response to the rise in interest rates, ending the year at 9.04 years versus
8.86 years at 2/28/99. The fund increased its cash holdings by selling off lower-coupon higher-rated bonds. These securities are most sensitive to interest rate moves, and removing these securities from the portfolio boosted the overall coupon rate in the fund.

Going forward, the fundamentals of the municipal market look promising. We anticipate building cash levels up a bit more from current levels. We will continue to keep an eye on economic activity, although the market appears to have priced in further economic strength. Given the attractive levels of municipals vs. Treasury bonds, the Fund appears well positioned to take advantage of investing some of its cash holdings at higher interest rates. Cash levels may be taken down if economic activity stabilizes, however, continued caution appears to have little downside.

Thank you for your continued investment in the Strong High-Yield Municipal Bond Fund.


                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 10-1-93 to 8-31-99


[GRAPH]

             THE STRONG HIGH YIELD       High Yield Municipal       Lipper High Yield Municipal
             MUNICIPAL BOND FUND         Bond Index*                Debt Funds Index*
             --------------------        --------------------       ----------------------------
 9/93            $10,000                     $10,000                    $10,000
12/93            $10,266                     $10,164                    $10,141
12/94            $10,165                     $ 9,608                    $ 9,638
12/95            $11,650                     $11,381                    $11,245


             THE STRONG HIGH YIELD       High Yield Municipal       Lipper High Yield Municipal
             MUNICIPAL BOND FUND         Bond Index*                Debt Funds Index*
             --------------------        --------------------       ----------------------------
12/96            $12,247                     $11,867                    $11,674
12/97            $13,848                     $13,164                    $12,815
12/98            $14,684                     $13,982                    $13,528
12/99            $14,448                     $14,102                    $13,358


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the High-Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG HIGH-YIELD MUNICIPAL BOND FUND SEEKS TO PROVIDE A HIGH LEVEL OF TAX-FREE INCOME BY INVESTING IN LONGER-TERM, LOWER-RATED MUNICIPAL SECURITIES. OUR INVESTMENT APPROACH BEGINS WITH A TOP-DOWN ASSESSMENT OF THE ECONOMY, WHICH WE CONSTANTLY MONITOR AS THE FRAMEWORK FOR OUR PORTFOLIO. NEXT, WE CHOOSE SECTORS WHICH APPEAR ATTRACTIVE BASED ON OUR ECONOMIC ASSESSMENT.

    FINALLY, WE INDIVIDUALLY SELECT SECURITIES WITHIN ATTRACTIVE SECTORS. SECURITY ANALYSIS DOES NOT STOP WHEN WE SELECT A HOLDING FOR THE PORTFOLIO. EACH BOND WE OWN IS MONITORED CONTINUALLY. PORTFOLIO ADJUSTMENTS ARE MADE BASED ON INDIVIDUAL BOND PERFORMANCE AND CHANGES IN THE ECONOMIC AND COMPETITIVE LANDSCAPE.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Municipal bonds continued to trade at the cheapest levels to Treasuries in over a decade, but in the wake of widening corporate bond spreads, municipals looked expensive. Municipal yields crept up to 12-month highs.

- Net inflows into long-term Federal municipal bond funds were flat to negative. As liquidity dried up, spreads continued to widen between AAA-rated securities and lower- or non-rated issues. Dealers were reluctant to bid on lower-rated issues, and were unwilling to stock bonds.

- The rise in U.S. yields eventually should slow U.S. economic growth. Rate hikes by the Federal Reserve may be successful in capping inflation.

--------------------------------------------------------------------------------

* The High-Yield Municipal Bond Index is comprised of the Lehman Brothers Baa Municipal Bond Index from inception through December 31, 1995, and the Lehman Brothers High-Yield Municipal Bond Index from January 1, 1996 to present. The Lehman Brothers Baa Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated Baa. The Lehman Brothers High-Yield Municipal Bond Index, which was instituted on January 1, 1996, is an unmanaged index generally representative of municipal bonds rated below Baa. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the High-Yield Index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

                         THE STRONG MUNICIPAL BOND FUND
                         ------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Steven D. Harrop

Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------

For Municipal Bonds, the past year has largely been defined by a bear market over the last six months. Prices have declined, and yields have increased, for all maturities of both taxable and tax-exempt securities. The yields on AAA 30-year municipal issues are now especially attractive relative to Treasuries, having jumped to over 90% of the yield available on the 30-year Treasury Bond. The Bond Buyer 40, an index of 40 AAA and AA long-term municipal issues, is currently posting a yield well above that of the long Treasury Bond. At this juncture, municipal bonds are offering their highest yields in three years.

--------------------------------------------------------------------------------

AT THIS JUNCTURE, MUNICIPAL BONDS ARE OFFERING THEIR HIGHEST YIELDS IN THREE YEARS.

--------------------------------------------------------------------------------

That said, markets overall have been, and remain, quite volatile. At the heart of the rise in interest rates have been two increases in the Discount Rate by the Federal Reserve Board. The Federal Reserve boosted the Discount Rate from 4.75% to 5.00% on June 30, and again to 5.25% on August 24. With the August increase, Federal Reserve Chairman Alan Greenspan voiced the hope that the 5.25% level would be sufficient to slow the economy to a sustainable pace.

In this environment, we're continuing to use the investment strategies that have helped this fund outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-grade

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- For the year ended August 31, 1999, the Fund posted a return of -0.97%. Its 30-day annualized yield was quoted at 5.46%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 8.53%.

- The Fund's average maturity is 15.9 years; a bit longer than the 12.5 year average maturity posted six months ago. The Fund's average quality rating remains solidly at "A", with 23.5% of assets in AAA holdings and 14.4% of assets in non-investment-grade issues.

- Issue selection drove performance. A number of our holdings were pre-refunded over the past six months as issuers looked to refinance at lower rates. Currently, about 11% of the Fund's assets are escrowed to maturity or call date, from the proceeds of refundings.

     ----------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURNS

                                  AS OF 8-31-99


                              1-year        -0.97%

                              3-year         6.83%

                              5-year         5.36%

                             10-year         6.81%

                     Since Inception         6.19%
                       (on 10-23-86)

     ----------------------------------------------------------------------
[SIDENOTE]
                              PORTFOLIO STATISTICS

                                  AS OF 8-31-99


                 30-day annualized yield(1)    5.46%

                        Average maturity(2)    15.9 years

                  Average quality rating(3)    A

--------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Yield is annualized for the 30 days ended 8-31-99, is historical, and will vary.
(2) The Fund's average maturity includes the effect of futures and when-issued securities.
(3) For purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

securities to enhance yield potential. We strive to manage risk through our rigorous securities research and careful issue selection. The Fund must limit its non-investment-grade holdings to no more than 15% of assets.

Diversification helps to keep risk in check as well; we believe this is one of the main attractions funds offer over investments in individual securities. With 126 holdings in the Fund, if a single investment stumbles, it needn't bring the whole portfolio down with it. At the same time, the Fund's positions are not so diluted as to have little impact on performance.

In addition to the benefits of professional management/research and extensive diversification, shareholders enjoy next-day liquidity and the ability to move assets in or out of this Fund with a telephone call. We have made the opportunity to invest in this Fund as profitable and convenient as we can.

Going forward, we will continue to emphasize quality in the portfolio as we expect a volatile interest rate environment for the foreseeable future. Thank you for your investment in the Strong Municipal Bond Fund. We're happy to help you pursue your important financial goals.

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 10-23-86 to 8-31-99

[GRAPH]

             THE STRONG MUNICIPAL        Lehman Brothers            Lipper General Municipal
             BOND FUND                   Municipal Bond Index*      Debt Funds Index*
             --------------------        --------------------       ----------------------------
 9/86            $10,000                     $10,000                    $10,000
12/86            $10,129                     $10,216                    $10,252
12/88            $10,705                     $11,423                    $11,370
12/90            $11,995                     $13,578                    $13,252
12/92            $15,256                     $16,669                    $16,170


             THE STRONG MUNICIPAL        Lehman Brothers            Lipper General Municipal
             BOND FUND                   Municipal Bond Index*      Debt Funds Index*
             --------------------        --------------------       ----------------------------
12/94            $16,275                     $17,642                    $17,082
12/96            $18,569                     $21,640                    $20,757
12/98            $22,211                     $25,160                    $23,986
12/99            $21,836                     $24,825                    $23,396



This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. To equalize the time periods, the indexes' performance was prorated for the month of October 1986.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MUNICIPAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF FEDERALLY TAX-EXEMPT INCOME. BECAUSE WE BELIEVE THAT INVESTORS IN A MUNICIPAL BOND FUND ARE SEEKING A STEADY STREAM OF TAX-EXEMPT INCOME, WE STRIVE TO MAXIMIZE THIS INCOME. WE ALSO WORK TO KEEP SHARE-PRICE FLUCTUATIONS IN CHECK BY KEEPING THE FUND'S SENSITIVITY TO INTEREST-RATE CHANGES, ITS CREDIT QUALITY, AND ITS DIVERSIFICATION AT REASONABLE LEVELS.

    OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- With the AAA 30-year municipal bond yielding 5.52%, compared with the AAA 30-year Treasury's taxable yield of 6.06%, long-term municipal investments are attractive to investors in most tax brackets.

- Interest rates generally increased over the period. The AAA 30-year municipal bond posted an average yield of 5.01% over the 12-month period ended
  August 31, 1999, versus 4.84% for the 6-month period ended February 28, 1999.

- The Lehman Brothers Municipal Bond Index returned 0.50% for the year ended August 31, 1999, while the Lipper General Municipal Debt Funds Index returned -1.16% for the same period.

--------------------------------------------------------------------------------

* The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of investment-grade, tax-exempt bonds. The Lipper General Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

                THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
                -----------------------------------------------

PERSPECTIVES
FROM THE MANAGER


/s/ Mary-Kay H. Bourbulas

Mary-Kay H. Bourbulas
Portfolio Manager

--------------------------------------------------------------------------------

Given the Fund's short-term focus, a small rise in interest rates normally would not affect performance. However, we saw a sharp rise in rates over the year in response to continued strength in the economy. As such, short-term interest rates rose more than long-term rates as the market priced in successive rate hikes by the Federal Reserve. Three-year BBB yields rose about 70 basis points in the last half year, while 30-year BBB yields rose approximately the same amount in that time period.

As liquidity dried up, market participants demanded a yield premium on non-rated paper. Credit quality continued to be good, reflecting economic strength, but demand drove the market. Although bids were better on the short end due to retail demand, shorter issues were not trading on credit fundamentals, but rather on investor demand. A-rated three-year municipal revenue bonds rebounded off cheap levels vs. Treasury bonds thanks to strong retail demand, and currently equal 76% vs. a high of 82% of Treasuries.

--------------------------------------------------------------------------------

GOING FORWARD, THE FUNDAMENTALS OF THE MUNICIPAL MARKET LOOK PROMISING.

--------------------------------------------------------------------------------

We continue to favor sectors that play into our "aging of America" theme. Currently, we believe opportunities remain in the healthcare sector. We added to our healthcare position, taking our healthcare sector to 22%, up from 15% at year end. We find rural hospitals attractive since many have a monopoly in their area and tend to offer "bread and butter" services. For more


--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 3.18% for the 12-month period ended August 31, 1999. Its 30-day annualized yield was quoted at 5.04%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 7.88%.

- New issue supply dropped over 20% on a year-over-year basis. This alone, however, was not enough to cause municipals to retreat from their attractive levels vs. Treasury securities.

- Yields rose as continued strength in the U.S. economy forced the Federal Reserve to raise short-term interest rates twice.

- Yields in the healthcare sector continued to climb.

     ----------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                  TOTAL RETURN

                                  AS OF 8-31-99


                              1-year         3.18%

                     Since Inception         4.96%
                       (on 11-30-97)

     ----------------------------------------------------------------------
[SIDENOTE]
                                   PORTFOLIO
                                   STATISTICS

                                  AS OF 8-31-99


             30-day annualized yield(1)    5.04%

                    Average maturity(2)    2.6 years

              Average quality rating(3)    BB

--------------------------------------------------------------------------------

(1) Yield is annualized for the 30 days ended 8-31-99, is historical, and will vary. The Fund's Advisor has waived its management fee of 0.13%. Otherwise, the current yield would have been 4.91% and returns would have been lower.

(2) The Fund's average maturity includes the effect of when-issued securities.

(3) For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

complex procedures, they have referral agreements with larger facilities in major metropolitan areas. Although rating downgrades exceeded upgrades in this sector over the past year, the market continued to penalize all hospitals. We also made a sector change in the Industrial Development sector, which rose to 23% from 21% at year end. Purchases included utility providers and paper manufacturers. We purchased several issues backed by corporations in the paper industry, which appear to be cyclically rebounding as mergers realize economies of scale. Given the rapid consolidation in the paper industry, prospects look good.

Although we put money to work over the past quarter, the rise in short term rates may not be over and opportunities to buy at cheaper levels may lie ahead. We remain diversified geographically, with no state accounting for more than 10% of holdings. Going forward, the fundamentals of the municipal market look promising. Given the attractive levels of municipals vs. Treasury bonds, the Fund appears well positioned to take advantage of investing some of its cash at higher rates.

Thank you for your continued investment in the Strong Short-Term High Yield Municipal Bond Fund.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM HIGH YIELD MUNICIPAL BOND FUND SEEKS TO PROVIDE A HIGH LEVEL OF TAX-FREE INCOME BY INVESTING IN SHORT-TERM, LOWER RATED MUNICIPAL SECURITIES. OUR INVESTMENT APPROACH BEGINS WITH A TOP-DOWN ASSESSMENT OF THE ECONOMY, WHICH WE CONSTANTLY MONITOR AS THE FRAMEWORK FOR OUR PORTFOLIO. NEXT, WE CHOOSE SECTORS WHICH APPEAR ATTRACTIVE BASED ON OUR ECONOMIC ASSESSMENT. FINALLY, WE INDIVIDUALLY SELECT SECURITIES WITHIN ATTRACTIVE SECTORS. SECURITY ANALYSIS DOES NOT STOP WHEN WE SELECT A HOLDING FOR THE PORTFOLIO. EACH BOND WE OWN IS MONITORED CONTINUALLY.

    PORTFOLIO ADJUSTMENTS ARE MADE BASED ON INDIVIDUAL BOND PERFORMANCE AND CHANGES IN THE ECONOMIC AND COMPETITIVE LANDSCAPE.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Municipal bonds look attractive vs. Treasuries, continuing to trade at the cheapest levels to Treasuries in over a decade. But in the wake of widening corporate bond spreads municipals look expensive. Municipal yields crept up to 12-month highs.

- Net inflows into municipal bonds were flat to negative. As liquidity dried up, spreads continued to widen between AAA securities and lower- or non-rated issues. Dealers were reluctant to bid on lower-rated issues, and unwilling to stock bonds.

- The rise in yields eventually should slow U.S. economic growth, and hikes in short-term interest rates may be successful in capping inflation.

--------------------------------------------------------------------------------

                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 11-30-97 to 8-31-99


[GRAPH]

             THE STRONG SHORT-TERM        Lehman Brothers 1-3 Year Non-Investment   Lipper High Yield Municipal
             HIGH YIELD MUNICIPAL FUND    Grade Municipal Bond Index*               Debt Funds Index*
             -------------------------    --------------------------------------    ---------------------------
11/97            $10,000                        $10,000                                    $10,000
12/97            $10,082                        $10,052                                    $10,159
 3/98            $10,287                        $10,190                                    $10,299
 6/98            $10,458                        $10,326                                    $10,463






             THE STRONG SHORT-TERM        Lehman Brothers 1-3 Year Non-Investment   Lipper High Yield Municipal
             HIGH YIELD MUNICIPAL FUND    Grade Municipal Bond Index*               Debt Funds Index*
             -------------------------    --------------------------------------    ---------------------------
 9/98            $10,602                        $10,459                                    $10,700
12/98            $10,699                        $10,599                                    $10,724
 3/99            $10,814                        $10,735                                    $10,811
 6/99            $10,849                        $10,818                                    $10,691
 8/99            $10,883                        $10,873                                    $10,588


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------

* The Lehman Brothers 1-3 Year Non-Investment Grade Municipal Bond Index is an unmanaged index generally representative of municipal bonds rated below Baa with maturities of one to three years. The Lipper High Yield Municipal Debt Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the Lehman index data is Lehman Brothers. Source of the Lipper index data is Lipper Inc.

                   THE STRONG SHORT-TERM MUNICIPAL BOND FUND
                   -----------------------------------------



PERSPECTIVES FROM THE MANAGER


/s/ Steven D. Harrop

Steven D. Harrop
Portfolio Manager

--------------------------------------------------------------------------------

Unlike longer-term municipal markets, the markets for shorter-term municipal issues have not experienced the unusual convergence of tax-exempt municipal yields with taxable bond yields. (Usually, the yield on a municipal issue is lower, reflecting the federally tax-exempt status of the income they pay.) A more normal relationship between the two has prevailed in shorter-maturity issues--though it's worth reminding investors of the significant impact munis' federally tax-exempt status can have on the yield that actually stays in your pocket. At this writing, the yield on 5-year municipal bonds across the sector spectrum average roughly 75% of the yield on 5-year Treasury securities.

That said, markets overall have been, and remain, quite volatile. At the heart of the rise in interest rates have been two increases in the Discount Rate by the Federal Reserve Board. The Federal Reserve boosted the Discount Rate from 4.75% to 5.00% on June 30, and again to 5.25% on August 24. With the August increase, Chairman Greenspan voiced the hope that the 5.25% level would be sufficient to slow the economy to a sustainable pace.

--------------------------------------------------------------------------------
IN THIS ENVIRONMENT, WE'RE CONTINUING TO USE THE INVESTMENT STRATEGIES THAT HAVE HELPED THIS FUND TO OUTPERFORM IN RECENT YEARS.
--------------------------------------------------------------------------------

In this environment, we're continuing to use the investment strategies that have helped this fund to outperform in recent years. We've continued to emphasize credit quality in the portfolio, though we also selectively use non-investment-

--------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- The Fund returned 2.79% for the 12-month period ended August 31, 1999. Its 30-day annualized yield was quoted at 4.55%. For investors in the 36% tax bracket, this translates into a taxable equivalent yield of 7.11%.

- The Fund's average portfolio maturity, at 2.7 years, is very near the maximum level permitted. The Fund's average quality rating remains solidly at "A".

- Vigorous bond-by-bond research and painstaking issue selection continue to drive our investment process.

     ----------------------------------------------------------------------
[SIDENOTE]
                                 AVERAGE ANNUAL
                                 TOTAL RETURNS

                                  AS OF 8-31-99


                              1-year         2.79%

                              3-year         5.27%

                              5-year         4.36%

                     Since Inception         4.65%
                       (on 12-31-91)

     ----------------------------------------------------------------------
[SIDENOTE]
                                   PORTFOLIO
                                   STATISTICS

                                  AS OF 8-31-99


               30-day annualized yield(1)    4.55%

                      Average maturity(2)    2.74 years

                Average quality rating(3)    A

--------------------------------------------------------------------------------

    From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

(1) Yield is annualized for the 30 days ended 8-31-99, is historical, and will vary.

(2) The Fund's average maturity includes the effect of when-issued securities.

(3) For the purposes of this average rating, the Fund's short-term debt obligations have been assigned long-term ratings by the Advisor.

grade securities to enhance yield potential. We strive to manage risk through our rigorous securities research and careful issue selection. The Fund must limit its non-investment grade holdings to no more than 15% of assets.

Diversification helps to keep risk in check as well; we believe that this is one of the main attractions funds offer over investments in individual securities. With 140 holdings in the Fund, if a single investment stumbles, it needn't bring the whole portfolio down with it. At the same time, the Fund's positions are not so diluted as to have little impact on performance.

In addition to the benefits of professional management/research and extensive diversification, the Fund shareholder enjoys next-day liquidity and the ability to move assets in or out of the Fund with a telephone call. We have made the opportunity to invest in this fund as profitable and convenient as we can.

Going forward, we will continue to emphasize quality in the portfolio as we expect a volatile interest rate environment for the foreseeable future. Thank you for your investment in the Strong Short-Term Municipal Bond Fund.

We're happy to help you pursue your important financial goals.

                     GROWTH OF AN ASSUMED $10,000 INVESTMENT
                            from 12-31-91 to 8-31-99


[GRAPH]

               THE STRONG SHORT-TERM       Lehman Brothers Municipal   Lipper Short Municipal
               MUNICIPAL BOND FUND         3 Year Bond Index*          Debt Average*
               ---------------------       -------------------------   ----------------------
12/91            $10,000                     $10,000                    $10,000
12/92            $10,716                     $10,643                    $10,678
12/93            $11,440                     $11,305                    $11,130
12/94            $11,225                     $11,382                    $11,167

               THE STRONG SHORT-TERM       Lehman Brothers Municipal   Lipper Short Municipal
               MUNICIPAL BOND FUND         3 Year Bond Index*          Debt Average*
               ---------------------       -------------------------   ----------------------
12/95            $11,860                     $12,391                    $11,988
12/96            $12,438                     $12,941                    $12,421
12/97            $13,300                     $13,650                    $12,999
12/98            $14,039                     $14,361                    $13,589
12/99            $14,166                     $14,546                    $13,732


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the Lehman Brothers Municipal 3 Year Bond Index and the Lipper Short Municipal Debt Average. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares.

--------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG SHORT-TERM MUNICIPAL BOND FUND SEEKS TOTAL RETURN BY INVESTING FOR A HIGH LEVEL OF FEDERALLY TAX-EXEMPT CURRENT INCOME WITH A LOW DEGREE OF SHARE-PRICE FLUCTUATION. BECAUSE WE BELIEVE THAT INVESTORS IN A MUNICIPAL BOND FUND ARE SEEKING A STEADY STREAM OF TAX-EXEMPT INCOME, WE STRIVE TO MAXIMIZE THIS INCOME WITHIN THE BOUNDS OF THE FUND'S MATURITY, QUALITY, AND DIVERSIFICATION GOALS. THE FUND MAINTAINS AN AVERAGE PORTFOLIO MATURITY OF THREE YEARS OR LESS.

    OUR INVESTMENT APPROACH FOCUSES ON SELECTION OF INDIVIDUAL SECURITIES, DRIVEN BY BOND-BY-BOND RESEARCH. MACROECONOMIC ANALYSIS ALSO PLAYS AN IMPORTANT ROLE IN SHAPING THE PORTFOLIO.

--------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Interest rates generally increased over the period, producing a decline in securities prices. While the decline in prices was greatest in the longer-term issues, it affected all points along the yield curve.

- The Lehman Brothers Municipal 3-Year Bond Index returned 2.92% for the year ended August 31, 1999, while the Lipper Short Municipal Debt Average returned 2.50% over the same period.

--------------------------------------------------------------------------------

* The Lehman Brothers Municipal 3 Year Bond Index is an unmanaged index generally representative of three-year, tax-exempt bonds. The Lipper Short Municipal Debt Average represents funds that invest in municipal debt issues with dollar-weighted average maturities of less than three years. Source of the Lehman index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

--------------------------------------------------------------------------------

BOND
GLOSSARY

BOND QUALITY RATINGS -- There are services that analyze the financial condition of a bond's issuer and then assign it a rating. The best-known rating agencies are Standard and Poors and Moody's. The highest-quality bonds are rated AAA (S&P) or Aaa (Moody's.) The scale descends to AA, A, then BBB and so on, down to
D. Bonds with a rating of BBB or higher are considered investment-grade. Bonds rated CC and below are considered "junk bonds." Typically, the lower a bond's rating, the higher yield it must pay in order to compensate the bond-holder for the added risk.

MATURITY -- Like a loan, a bond must be paid off on a certain date. A bond's maturity is the time remaining until it is paid off. Bonds typically mature in a range from overnight to 30 years from now. Typically, bonds with longer maturities will have higher yields and larger price changes in reaction to interest rate changes. In rare situations, shorter-term bonds will have higher yields; this is known as an inverted yield curve (see definition that follows.)

DURATION -- Duration is similar to maturity, but also accounts for the semi-annual interest payments made by most bonds. Duration is a useful tool for determining a bond or a bond fund's sensitivity to interest rate changes. The higher the duration, the more a bond's price will fluctuate when interest rates change.

TREASURY SPREAD -- The Treasury spread is the difference in yield between a Treasury bond (issued by the federal government) and a bond with an equal maturity, but from another category, such as a corporate bond. This calculation is used to measure the prices of corporate bonds, mortgage-backed securities and other non-government issues relative to Treasuries. Higher spreads occur in uncertain times when investors buy Treasuries for their safety and sell other types of bonds.

YIELD -- Yield is the income your investment is generating. It is calculated by taking the income paid by a bond in a given period of time, often 30 days, annualizing it and stating it as a percentage of the money invested.

YIELD CURVE -- The yield curve is a graph that plots the yields of Treasury bonds against their maturities. Under normal circumstances, this line will slope upward, reflecting longer-maturity bonds having higher yields. In rare circumstances, such as in a time of deflation, the yield curve may slope downward, or "invert." The steepness of the yield curve shifts depending on economic trends and outlooks. Properly positioned, a bond investor can profit from these shifts.

SCHEDULES OF INVESTMENTS IN SECURITIES                                                                  August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                              STRONG HIGH-YIELD MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 95.1%
Alabama 2.5%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland Alabama Project:
  6.00%, Due 2/01/08                                                                    $ 3,445,000         $ 3,354,569
  8.00%, Due 12/01/26 (Pre-Refunding at $102 on
  12/01/06)                                                                              10,305,000          12,481,931
                                                                                                            -----------
                                                                                                             15,836,500
Alaska 1.2%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project, 6.875%,
  Due 12/01/25                                                                            4,000,000           3,950,000
Seward, Alaska Revenue - Alaska Sealife Center
  Project, 7.65%, Due 10/01/16                                                            3,500,000           3,631,250
                                                                                                            -----------
                                                                                                              7,581,250
Arizona 2.2%
Maricopa County, Arizona IDA Senior Living
  Facilities Revenue - Christian Care Mesa, Inc.
  Project, 7.875%, Due 4/01/27                                                            1,745,000           1,832,250
Navajo County, Arizona IDA IDR - Stone Container
  Corporation Project:
  7.20%, Due 6/01/27                                                                      5,675,000           6,065,156
  7.40%, Due 4/01/26                                                                      5,500,000           5,912,500
                                                                                                            -----------
                                                                                                             13,809,906
Arkansas 1.5%
Little Rock, Arkansas Hotel and Restaurant Gross
  Receipts Tax Revenue, 7.375%, Due 8/01/15                                               1,500,000           1,764,375
Northwest Arkansas Regional Airport Authority
  Airport Revenue, 7.625%, Due 2/01/27                                                    7,175,000           7,874,563
                                                                                                            -----------
                                                                                                              9,638,938
California 4.8%
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/17                                                                     5,000,000           1,906,250
  Zero %, Due 1/01/26                                                                     7,000,000           1,540,000
  Zero %, Due 1/15/26                                                                     2,000,000           1,080,000
  Zero %, Due 1/01/28                                                                    24,000,000           4,710,000
  Zero %, Due 1/01/29                                                                     8,335,000           1,541,975
  Zero %, Due 1/15/31                                                                     4,000,000             555,000
  Zero %, Due 1/15/34                                                                     4,500,000             517,500
  Zero %, Due 1/15/36                                                                     4,000,000             405,000
Millbrae, California Residential Facilities Revenue -
  Magnolia of Millbrae Project, 7.375%, Due 9/01/27                                       6,000,000           6,232,500
San Francisco, California Redevelopment Agency
  Residential Facilities Revenue - Coventry Park
  Project, 8.50%, Due 12/01/26                                                            5,000,000           5,612,500
San Joaquin Hills, California Transportation
  Corridor Agency Toll Road Revenue Refunding,
  Zero %, Due 1/15/21 (Rate Reset Effective 1/15/07)                                     10,000,000           6,525,000
                                                                                                            -----------
                                                                                                             30,625,725
Colorado 3.2%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Appreciation:
  Zero %, Due 9/01/18 (c)                                                                 5,000,000           1,675,000
  Zero %, Due 9/01/19                                                                     3,000,000             952,500
  Zero %, Due 9/01/22                                                                     2,000,000             532,500
  Zero %, Due 9/01/24                                                                     3,000,000             705,000
Arapahoe County, Colorado E-470 Public Highway
  Authority Senior Revenue, 4.75%, Due 9/01/23 (c)                                        2,000,000           1,710,000
Bachelor Gulch, Colorado Metropolitan District GO,
  7.00%, Due 12/01/15 (c)                                                                 1,100,000           1,126,125
Black Hawk, Colorado Device Tax Revenue,
  5.625%, Due 12/01/21                                                                    1,500,000           1,432,500
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project, 5.75%, Due 9/15/22                                                 5,000,000           4,531,250
Colorado Health Facilities Authority Revenue -
  Rocky Mountain Adventist Project, 6.625%,
  Due 2/01/13                                                                             1,550,000           1,526,750
Denver, Colorado Urban Renewal Authority Tax
  Increment Revenue - Pavilions Project, 7.75%,
  Due 9/01/16                                                                             1,760,000           1,905,200
Eaglebend Affordable Housing Corporation
  Multi-Family Housing Project Revenue
  Refunding, 6.45%, Due 7/01/21 (c)                                                       1,000,000           1,026,250
Englewood, Colorado MFHR Refunding - Marks
  Apartments Project, 6.65%, Due 12/01/26                                                 3,000,000           3,131,250
                                                                                                            -----------
                                                                                                             20,254,325
Connecticut 1.5%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project, 6.75%,
  Due 7/01/28                                                                             3,895,000           3,968,031
Mashantucket Western Pequot Tribe Subordinated
  Special Revenue:
  Zero %, Due 9/01/15                                                                     2,000,000             737,500
  Zero %, Due 9/01/16                                                                     2,000,000             680,000
  Zero %, Due 9/01/18                                                                     1,100,000             324,500
  5.50%, Due 9/01/28                                                                      2,200,000           2,010,250
  6.40%, Due 9/01/11                                                                      1,710,000           1,821,150
                                                                                                            -----------
                                                                                                              9,541,431
Florida 4.5%
Arbor Greene Community Development District
  Special Assessment Revenue:
  5.75%, Due 5/01/06                                                                        865,000             855,269
  7.00%, Due 5/01/03                                                                        300,000             305,625
Cory Lakes, Florida Community Development
  District Special Assessment Revenue, 8.375%,
  Due 5/01/17                                                                             3,175,000           3,405,188
Florida Housing Finance Agency MFHR
  Refunding - Lake Side Villas and Golf Villas at
  Sabal Palm Project:
  6.75%, Due 12/01/10                                                                     1,000,000             963,750
  7.00%, Due 12/01/16                                                                     2,600,000           2,483,000
  7.25%, Due 12/01/25                                                                     4,400,000           4,180,000
Grand Haven Community Development District
  Special Assessment Revenue, 6.90%, Due 5/01/19                                          1,000,000           1,035,000
Largo, Florida Sun Coast Health System Revenue -
  Sun Coast Hospital Issue, 6.30%, Due 3/01/20                                            8,045,000           7,773,481
Palm Beach County, Florida Solid Waste IDR -
  Okeelanta Power LP Project:
  6.375%, Due 2/15/07 (Purchased in Default on
  1/28/98)                                                                                1,300,000             845,000
  6.70%, Due 2/15/15 (Purchased in Default on
  2/04/98)                                                                                  500,000             325,000
Palm Beach County, Florida Solid Waste IDR -
  Osceola Power LP Project, 6.85%, Due 1/01/14
  (Purchased in Default 1/13/98 - 2/04/98)                                                  450,000             292,500
Pinellas County, Florida EFA Revenue - College
  Harbor Project, 8.50%, Due 12/01/28                                                     5,185,000           5,385,919
Polk County, Florida HFA Subordinated Revenue -
  Lake Wales Gardens Project, Zero %, Due 4/01/20                                         4,715,000             772,081
                                                                                                            -----------
                                                                                                             28,621,813
Georgia 4.9%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project, 6.625%, Due 5/01/28                                                              605,000             605,000
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Franciscan Club Apartments
  Projects, 7.75%, Due 4/01/22 (Defaulted Effective
  10/01/96)                                                                               4,840,000           2,758,800
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.75%, Due 3/01/31                                                             6,000,000           5,910,000

                                                                                                                    11

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                        STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Dekalb County, Georgia Residential Care Facilities
  for the Elderly Authority First Lien Revenue -
  King's Bridge Retirement Center, Inc. Project:
  8.00%, Due 7/01/06                                                                  $     650,000          $  718,250
  8.15%, Due 7/01/16                                                                      2,380,000           2,644,775
  8.25%, Due 7/01/26                                                                      5,250,000           5,788,125
Fulton County, Georgia Housing Authority
  MFHR - Washington Court Project:
  6.40%, Due 2/01/19                                                                        775,000             743,031
  6.50%, Due 2/01/28                                                                      1,750,000           1,664,688
Fulton County, Georgia Residential Care Facilities
  Revenue - Residential Housing Authority
  Assisted Living Project:
  6.90%,  Due 7/01/19                                                                     1,640,000           1,605,150
  7.00%,  Due 7/01/29                                                                     5,360,000           5,226,000
Savannah, Georgia EDA IDR - Stone Container
  Corporation Project, 7.40%, Due 4/01/26                                                 3,500,000           3,762,500
                                                                                                            -----------
                                                                                                             31,426,319
Illinois 6.1%
Chicago, Illinois O'Hare International Airport
  Special Facility Revenue Refunding -
  International Terminal Project, 5.50%,
  Due 1/01/15 (b)                                                                         7,000,000           6,833,750
Godfrey, Illinois Revenue - United Methodist
  Village Project, 5.875%, Due 11/15/29                                                   5,000,000           4,468,750
Illinois DFA Hospital Revenue - Adventist Health
  System/Sunbelt Obligation Project, 5.50%,
  Due 11/15/20                                                                            2,000,000           1,825,000
Illinois HDA MFHR, 5.00%, Due 7/01/25                                                     3,750,000           2,985,938
Metropolitan Pier and Exposition Authority
  Hospitality Facilities Revenue - McCormick
  Place Convention Project, 7.00%, Due 7/01/26                                            6,000,000           6,757,500
Riverdale, Illinois Environmental Improvement
  Revenue - Acme Metals, Inc. Project:
  7.90%, Due 4/01/24 (Defaulted Effective 9/29/98)                                        2,500,000           2,250,000
  7.95%, Due 4/01/25 (Defaulted Effective 9/29/98)                                        5,000,000           4,500,000
Robbins, Illinois Resource Recovery Revenue:
  8.375%, Due 10/15/10                                                                    4,000,000           2,400,000
  8.375%, Due 10/15/16                                                                   11,250,000           6,750,000
                                                                                                            -----------
                                                                                                             38,770,938
Indiana 4.0%
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc. Project,
  6.50%, Due 1/01/30                                                                     18,200,000          17,267,250
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project:
  8.30%, Due 3/01/06                                                                        480,000             488,400
  8.40%, Due 3/01/11                                                                        710,000             725,975
  8.75%, Due 3/01/27                                                                      6,540,000           6,703,500
                                                                                                            -----------
                                                                                                             25,185,125
Iowa 4.0%
Asbury, Iowa Elderly Care and Retirement
  Facilities Revenue - Stonehill Project, 6.00%,
  Due 9/01/28                                                                             2,905,000           2,679,862
Cedar Rapids, Iowa First Mortgage Revenue -
  Cottage Grove Place Project:
  5.875%, Due 7/01/28                                                                     7,635,000           7,100,550
  9.00%, Due 7/01/25 (Pre-Refunding at $102 on
  7/01/05)                                                                                6,000,000           7,365,000
Iowa Finance Authority Elder Care Facility First
  Mortgage Revenue - Amity Fellowserve-Iowa,
  Inc. Project, 6.00%, Due 10/01/28                                                       8,820,000           8,367,975
                                                                                                            -----------
                                                                                                             25,513,387
Kentucky 2.0%
Kuttawa, Kentucky First Mortgage Revenue -
  GF/Kentucky, Inc. Project, 6.75%, Due 3/01/29                                           2,900,000           2,736,875
Morgantown, Kentucky Solid Waste Disposal
  Facilities Revenue - IMCO Recycling, Inc. Project:
  6.00%, Due 5/01/23                                                                      4,100,000           3,854,000
  7.65%, Due 5/01/16                                                                      5,740,000           6,199,200
                                                                                                            -----------
                                                                                                             12,790,075
Louisiana 2.5%
Iberia Parish, Louisiana Hospital Service District
  Number 1 Revenue, 8.00%, Due 5/26/16                                                    2,100,000           2,136,750
Louisiana Health and Education Authority
  Revenue Refunding - Lambeth House, Inc. Project:
  6.00%, Due 1/01/14                                                                        500,000             477,500
  6.15%, Due 1/01/18                                                                      1,885,000           1,811,956
  6.20%, Due 1/01/28                                                                      2,750,000           2,622,813
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 6.375%,
  Due 10/01/28                                                                            3,350,000           3,086,188
Louisiana Public Facilities Authority Senior Lien
  Revenue - Progressive Healthcare Providers, Inc.
  Developmental Centers Project, 8.00%,
  Due 1/01/13 (Pre-Refunding at $103 on 1/01/02)                                          5,175,000           5,640,750
                                                                                                            -----------
                                                                                                             15,775,957
Massachusetts 1.9%
Massachusetts Health and EFA Revenue - Saints
  Memorial Medical Center Project, 5.75%,
  Due 10/01/06                                                                            1,885,000           1,814,312
Massachusetts Industrial Finance Agency
  Assisted Living Facility Revenue - TNG Marina
  Bay LLC Project, 7.50%, Due 12/01/27                                                    4,220,000           4,409,900
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project, 6.75%,
  Due 12/01/27                                                                            3,000,000           3,007,500
Massachusetts Industrial Finance Agency
  Revenue - Institute for Developmental Disabilities
  Project, 9.25%, Due 6/01/09                                                             2,810,000           2,859,175
                                                                                                            -----------
                                                                                                             12,090,887
Michigan 1.4%
Michigan Strategic Fund Resource Recovery
  Limited Obligation Revenue - Central Wayne
  Energy Recovery LP Project:
  6.90%, Due 7/01/19                                                                      2,200,000           2,128,500
  7.00%, Due 7/01/27                                                                      6,800,000           6,553,500
                                                                                                            -----------
                                                                                                              8,682,000
Minnesota 2.6%
Rochester, Minnesota MFHR - Wedum Shorewood
  Campus Project, 6.60%, Due 6/01/36                                                      5,350,000           5,457,000
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Facility Revenue - HealthEast
  Project:
  5.50%, Due 11/01/09                                                                     1,580,000           1,489,150
  Series A, 6.625%, Due 11/01/17                                                          3,895,000           3,914,475
  Series B, 6.625%, Due 11/01/17                                                          3,410,000           3,427,050
Washington County, Minnesota Housing and
  Redevelopment Authority Hospital Revenue -
  HealthEast Project, 5.375%, Due 11/15/18                                                2,500,000           2,168,750
                                                                                                            -----------
                                                                                                             16,456,425
Mississippi 0.4%
Mississippi Development Bank Special Obligation
  Refunding - Diamond Lakes Utilities and
  Improvements District Project, 6.25%,
  Due 12/01/17                                                                            2,500,000           2,437,500

Missouri 1.3%
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial Hospital,
  Inc. Project, 6.50%, Due 12/01/28                                                       5,465,000           5,061,956

-----------------------------------------------------------------------------------------------------------------------
                                     STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Springfield, Missouri Land Clearance Redevelopment
  Authority Industrial Revenue Refunding -
  University Plaza Redevelopment Corporation
  Project, 6.90%, Due 10/01/16                                                          $ 3,440,000         $ 3,440,000
                                                                                                            -----------
                                                                                                              8,501,956
Montana 0.1%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                                                     1,000,000             971,250

New Hampshire 0.4%
New Hampshire Business Finance Authority
  Revenue Air Cargo Facility - Pease LLC Project,
  6.75%, Due 4/01/24                                                                      2,500,000           2,384,375

New Jersey 4.3%
Camden County, New Jersey Improvement
  Authority Lease Revenue - Kaighn Port Marine
  Terminal A Project, 8.00%, Due 6/01/27                                                  4,890,000           5,342,325
New Jersey EDA Assisted Living Revenue -
  Meridian Assisted Living Project, 6.75%,
  Due 8/01/30                                                                             5,000,000           4,818,750
New Jersey EDA EDR - Kapkowski Road Landfill Reclamation Improvement District
  Project:
  Zero %, Due 4/01/04                                                                       160,000             121,000
  Zero %, Due 4/01/05                                                                       310,000             219,325
  Zero %, Due 4/01/06                                                                     1,020,000             675,750
  Zero %, Due 4/01/07                                                                     1,025,000             635,500
  Zero %, Due 4/01/09                                                                     1,020,000             553,350
  6.375%, Due 4/01/31                                                                    15,000,000          15,018,750
                                                                                                            -----------
                                                                                                             27,384,750
New York 0.9%
Huntington, New York Housing Authority Senior
  Housing Facility Revenue - Gurwin Jewish
  Senior Residences Project:
  6.00%, Due 5/01/29                                                                      1,000,000             953,750
  6.00%, Due 5/01/39                                                                      2,000,000           1,885,000
Rockland County, New York Industrial Development
  Agency Civic Facility Revenue - Dominican
  College Project, 6.25%, Due 5/01/28                                                     2,775,000           2,611,969
                                                                                                            -----------
                                                                                                              5,450,719
North Carolina 3.2%
Fletcher, North Carolina First Mortgage Housing
  Revenue - Avery's View Retirement Facilities,
  Inc. Project, 7.00%, Due 3/01/28                                                       15,000,000          14,887,500
Macon County, North Carolina HFC Revenue -
  Chestnut Hill Highlands Project, 8.50%,
  Due 7/01/27 (Defaulted Effective 8/09/99)                                               8,145,000           5,294,250
                                                                                                            -----------
                                                                                                             20,181,750
North Dakota 0.6%
Ward County, North Dakota Health Care Facility
  Revenue - St. Joseph's Hospital Corporation
  Project, 8.875%, Due 11/15/24 (Pre-Refunding at
  $101 on 11/15/04)                                                                       3,210,000           3,868,050

Ohio 3.8%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project, Zero %, Due 12/01/16 (Rate
  Reset Effective 12/01/01)                                                               1,500,000           1,430,625
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project:
  5.50%, Due 12/01/08 (b)                                                                 9,045,000           8,694,506
  5.70%, Due 12/01/19 (b)                                                                 7,000,000           6,510,000
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project:
  7.80%, Due 7/01/07                                                                        470,000             474,112
  7.90%, Due 7/01/12                                                                        680,000             686,800
  8.25%, Due 7/01/28                                                                      1,930,000           1,949,300
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                                                        400,000             400,500
Pike County, Ohio Hospital Facilities Revenue -
  Pike Health Services, Inc. Project, 6.75%,
  Due 7/01/17                                                                             3,660,000           3,760,650
                                                                                                            -----------
                                                                                                             23,906,493
Pennsylvania 9.1%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project:
  8.00%, Due 12/01/05                                                                       645,000             703,856
  8.25%, Due 6/01/11                                                                      3,190,000           3,489,062
Delaware County, Pennsylvania Authority Health
  Care Facility First Mortgage Revenue -
  GF/Longwood Care, Inc. Project:
  8.50%, Due 4/15/10                                                                        530,000             540,600
  9.00%, Due 4/15/25                                                                      5,860,000           5,984,525
Horsham, Pennsylvania IDA CDA Health Care
  Facilities Revenue - GF/Pennsylvania Properties,
  Inc. Project:
  7.375%, Due 9/01/08                                                                       440,000             435,050
  8.375%, Due 9/01/24                                                                     6,000,000           6,217,500
Lehigh County, Pennsylvania General Purpose
  Authority Revenue - Kidspeace Obligation
  Group Project:
  6.00%, Due 11/01/23                                                                     1,000,000             952,500
  6.20%, Due 11/01/14                                                                     3,585,000           3,544,669
Montgomery County, Pennsylvania IDA Revenue -
  Wordsworth Academy Project, 8.00%,
  Due 9/01/24                                                                             6,840,000           7,002,450
Pennsylvania EDFA Exempt Facilities Revenue -
  National Gypsum Company Project:
  6.125%, Due 11/01/27                                                                    7,000,000           6,790,000
  6.25%, Due 11/01/27                                                                     3,000,000           2,921,250
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27 (Defaulted
  Effective 9/01/99)                                                                      3,000,000           2,610,000
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg
  LLC Project, 8.00%, Due 9/01/27 (Defaulted
  Effective 9/01/99)                                                                      3,000,000           2,760,000
Philadelphia, Pennsylvania Hospitals and Higher
  EFA Revenue - Temple University Children's
  Medical Center Project, 5.75%, Due 6/15/29                                              7,105,000           6,385,619
Philadelphia, Pennsylvania IDA CDR Refunding -
  Doubletree Guest Suites Project, 6.50%,
  Due 10/01/27                                                                            3,500,000           3,556,875
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 7.125%, Due 1/15/13                                         1,000,000           1,072,500
Wilkinsburg, Pennsylvania Municipal Authority
  Health Facilities Revenue - Monroeville Christian
  Project, 8.25%, Due 3/01/27                                                             3,000,000           2,947,500
                                                                                                            -----------
                                                                                                             57,913,956
South Carolina 7.3%
Connector 2000 Association, Inc. Subordinate
  Capital Appreciation Toll Road Revenue -
  Greenville, South Carolina Southern Connector
  Project:
  Zero %, Due 1/01/15                                                                     4,400,000           1,567,500
  Zero %, Due 1/01/16                                                                     4,600,000           1,529,500
  Zero %, Due 1/01/17                                                                     5,600,000           1,743,000
  Zero %, Due 1/01/18                                                                     5,800,000           1,682,000
  Zero %, Due 1/01/19                                                                     5,900,000           1,600,375
  Zero %, Due 1/01/23                                                                     7,400,000           1,498,500
  Zero %, Due 1/01/24                                                                     7,500,000           1,415,625
  Zero %, Due 1/01/25                                                                     8,700,000           1,533,375


                                                                                                                     13

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                        STRONG HIGH-YIELD MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
  Zero %, Due 1/01/26                                                                   $ 9,000,000         $ 1,485,000
  Zero %, Due 1/01/27                                                                     9,100,000           1,399,125
  Zero %, Due 1/01/28                                                                     9,300,000           1,336,875
  Zero %, Due 1/01/29                                                                    10,500,000           1,417,500
  Zero %, Due 1/01/30                                                                    10,800,000           1,350,000
  Zero %, Due 1/01/31                                                                    11,000,000           1,292,500
  Zero %, Due 1/01/32                                                                    11,200,000           1,232,000
  Zero %, Due 1/01/33                                                                    11,500,000           1,178,750
  Zero %, Due 1/01/34                                                                    11,700,000           1,111,500
  Zero %, Due 1/01/35                                                                    12,000,000           1,065,000
  Zero %, Due 1/01/36                                                                    12,200,000           1,021,750
  Zero %, Due 1/01/37                                                                    12,400,000             961,000
  Zero %, Due 1/01/38                                                                    17,200,000           1,247,000
Florence County, South Carolina IDR - Stone
  Container Corporation Project, 7.375%,
  Due 2/01/07                                                                             2,400,000           2,520,000
Loris, South Carolina Community Hospital District
  Hospital Revenue, 5.625%, Due 1/01/29                                                   5,000,000           4,506,250
South Carolina Jobs - EDA Solid Waste Recycling
  Facilities Revenue, 9.00%, Due 12/01/11                                                 1,000,000           1,011,250
South Carolina Jobs - EDA Solid Waste Recycling
  Facilities Revenue - Santee River Rubber Project,
  8.00%, Due 12/01/14                                                                    10,000,000           9,612,500
                                                                                                            -----------
                                                                                                             46,317,875
South Dakota 0.3%
Mobridge, South Dakota Health Care Facilities
  Revenue - Mobridge Regional Hospital Project,
  6.50%, Due 12/01/22                                                                     1,860,000           1,825,125

Tennessee 0.3%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue - Kirby Pines Retirement Community
  Project, 6.375%, Due 11/15/25                                                           2,100,000           2,110,500

Texas 1.8%
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17                                                 3,718,638           3,737,231
Hidalgo County, Texas Health Services
  Corporation Hospital Revenue - Mission
  Hospital, Inc. Project, 6.75%, Due 8/15/16                                              3,000,000           3,116,250
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.30%,
  Due 10/01/14                                                                            4,630,000           4,732,369
                                                                                                            -----------
                                                                                                             11,585,850
Virginia 5.3%
Alexandria, Virginia Redevelopment and Housing
  Authority MFHR Refunding - Park Center
  Apartments Project, 6.375%, Due 4/01/34                                                14,400,000          13,446,000
Hampton, Virginia Redevelopment and Housing
  Authority First Mortgage Revenue Refunding -
  Olde Hampton Project, 6.50%, Due 7/01/16                                                1,540,000           1,495,725
Loudoun County, Virginia IDA IDR Refunding -
  Dulles Airport Marriott Hotel Project, 7.125%,
  Due 9/01/15                                                                             5,000,000           5,300,000
Peninsula Ports Authority of Virginia Port Facility
  Revenue Refunding - Ziegler Coal Project, 6.90%,
  Due 5/02/22                                                                            12,000,000          11,730,000
Virginia Small Business Financing Authority IDR -
  Albion Enterprises LLC Project, 6.40%,
  Due 1/01/14                                                                             1,750,000           1,682,188
                                                                                                            -----------
                                                                                                             33,653,913
Wisconsin 4.9%
Brookfield, Wisconsin IDR Refunding - Midway
  Motor Lodge Project, 8.40%, Due 4/01/12                                                 4,950,000           5,426,438
Wisconsin Health and EFA Revenue - Aurora
  Health Care, Inc. Project, 5.625%, Due 2/15/29                                          3,000,000           2,700,000
Wisconsin Health and EFA Revenue - Divine
  Savior Hospital, Inc. Project, 5.70%, Due 6/01/28                                       3,000,000           2,681,250
Wisconsin Health and EFA Revenue - FH
  Healthcare Development, Inc. Project, 6.25%,
  Due 11/15/28                                                                            3,000,000           2,865,000
Wisconsin Health and EFA Revenue - Heartland-
  Edgerton Group Project, 9.00%, Due 11/15/25                                             2,460,000           2,555,325
Wisconsin Health and EFA Revenue - National
  Regency of New Berlin, Inc. Project:
  7.75%, Due 8/15/15                                                                      4,850,000           5,310,750
  8.00%, Due 8/15/25                                                                      6,470,000           7,092,737
Wisconsin Health and EFA Revenue - Richland
  Hospital, Inc. Project, 5.375%, Due 6/01/28                                             2,500,000           2,306,250
                                                                                                            -----------
                                                                                                             30,937,750
Wyoming 0.3%
Teton County, Wyoming Hospital District Hospital
  Revenue Refunding and Improvement, 5.80%,
  Due 12/01/17                                                                            2,200,000           2,073,500
-----------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $617,324,744)                                                                   604,106,313
-----------------------------------------------------------------------------------------------------------------------

TAXABLE MUNICIPAL BONDS 0.1%
Iowa
Iowa Finance Authority Elder Care Facility First
  Mortgage Revenue - Amity Fellowserve-Iowa,
  Inc. Project, 7.00%, Due 10/01/06                                                         860,000             841,725
-----------------------------------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $860,000)                                                                   841,725
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 6.2%
Municipal Money Market Funds
Multiple States
Strong Municipal Money Market Fund (d)                                                   39,100,000          39,100,000
-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $39,100,000)                                                              39,100,000
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $657,284,744) 101.4%                                                  644,048,038
Other Assets and Liabilities, Net (1.4%)                                                                     (8,670,067)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                          $635,377,971
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FUTURES
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Underlying
                                                               Expiration            Face Amount            Unrealized
                                                                  Date                at Value             Depreciation
-----------------------------------------------------------------------------------------------------------------------
Sold:
305 Municipal Bond Futures                                        12/99              $34,770,000             $430,203

-----------------------------------------------------------------------------------------------------------------------
                                                   STRONG MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 101.3%
Alabama 2.2%
Courtland, Alabama IDB Solid Waste Disposal
  Revenue - Champion International Corporation
  Project:
  5.70%, Due 10/01/28                                                                    $3,000,000          $2,752,500
  6.375%, Due 3/01/29                                                                     3,425,000           3,480,656
Troy, Alabama IDB Solid Waste Revenue -
  Alabama Protein Recycling LLC Project, 7.75%,
  Due 5/01/19                                                                             2,000,000           1,925,000
                                                                                                            -----------
                                                                                                              8,158,156

-----------------------------------------------------------------------------------------------------------------------
                                   STRONG MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Alaska 0.4%
Alaska HFC Capital Appreciation Mortgage
  Revenue, Zero %, Due 12/01/27                                                         $ 8,500,000         $ 1,445,000

Arizona 1.0%
Phoenix, Arizona IDA Mortgage Revenue
  Refunding - Christian Care Retirement
  Apartments, Inc. Project, 6.25%, Due 1/01/16                                            3,740,000           3,805,450

Arkansas 0.8%
Arkansas DFA MFHR - Spring Valley Apartments
  Project, 5.50%, Due 4/01/29                                                             2,000,000           1,875,000
Pulaski County, Arkansas Public Facilities Board
  MFHR - Plantation House and Indian Hills
  Apartments Project, 6.05%, Due 8/01/27                                                  1,000,000           1,006,250
                                                                                                            -----------
                                                                                                              2,881,250
California 1.8%
Foothill/Eastern Transportation Corridor Agency
  Toll Road Revenue:
  Zero %, Due 1/01/28                                                                    12,060,000           2,366,775
  Zero %, Due 1/01/30                                                                     4,110,000             719,250
Los Angeles, California MFHR - Earthquake
  Rehabilitation Projects, 5.85%, Due 12/01/27                                            1,535,000           1,602,156
Tri-City Housing Finance Agency
  SFMR - FNMA and GNMA Mortgage-Backed
  Securities Program, 6.45%, Due 12/01/28                                                 1,815,000           1,880,794
                                                                                                            -----------
                                                                                                              6,568,975
Colorado 6.6%
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue:
  6.25%, Due 12/01/17                                                                     9,820,000          10,421,475
  6.30%, Due 12/01/07                                                                     3,115,000           3,391,456
  6.375%, Due 12/01/11                                                                    2,000,000           2,170,000
  6.40%, Due 12/01/08                                                                     3,310,000           3,628,587
  6.50%, Due 12/01/09                                                                     3,525,000           3,890,719
Colorado Health Facilities Authority Retirement
  Housing Revenue - Liberty Heights Project,
  Zero %, Due 7/15/20                                                                     2,900,000             808,375
                                                                                                            -----------
                                                                                                             24,310,612
Connecticut 0.4%
Connecticut Health and EFA Revenue - Edgehill
  Issue, 6.875%, Due 7/01/17                                                              1,500,000           1,546,875

Delaware 0.6%
Delaware EDA Revenue, 6.30%, Due 5/01/22                                                  2,250,000           2,323,125

Florida 0.8%
Leon County, Florida EFA Revenue Refunding -
  Southgate Residence Hall Project, 6.75%,
  Due 9/01/28                                                                             1,000,000             978,750
Manatee County, Florida HFA SFMR, 7.45%,
  Due 5/01/27                                                                               950,000           1,040,250
Pinellas County, Florida EFA Revenue - College
  Harbor Project, 6.50%, Due 12/01/20                                                     1,020,000           1,063,350
                                                                                                            -----------
                                                                                                              3,082,350
Georgia 8.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Evergreen Village Estates
  Project:
  5.875%, Due 5/01/07                                                                       780,000             804,375
  6.375%, Due 5/01/17                                                                     1,675,000           1,725,250
  6.50%, Due 5/01/27                                                                      2,965,000           3,068,775
Colquitt County, Georgia Development Authority
  Revenue - Southern Care Corporation Facility
  Project, Zero %, Due 12/01/21                                                           7,270,000           1,753,888
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 5.75%, Due 7/01/15 (b)                                                         4,000,000           3,935,000
Houston County, Georgia MFHR - Emerald Coast
  Housing II, Inc. Corder Crossing Apartments
  Project, 7.00%, Due 8/01/28                                                             8,170,000           7,832,987
Richmond County, Georgia Development Authority
  First Mortgage Revenue, Zero %, Due 12/01/21                                           20,000,000           4,825,000
Washington, Georgia Wilkes Payroll Development
  Authority Subordinated Revenue - Southern
  Care Corporation Facility Project, Zero %,
  Due 12/01/21:
  Series A                                                                                8,125,000           1,960,156
  Series C                                                                               25,595,000           6,174,794
                                                                                                            -----------
                                                                                                             32,080,225
Idaho 0.5%
Idaho Housing Agency SFMR, 6.45%, Due 7/01/27                                             1,935,000           2,005,144

Illinois 10.7%
Illinois DFA Hospital Revenue - Adventist Health
  System/Sunbelt Obligation Project, 5.50%,
  Due 11/15/29                                                                            8,750,000           7,809,375
Illinois DFA Retirement Housing Revenue -
  Regency Park at Lincolnwood Project:
  Zero %, Due 7/15/23                                                                    30,000,000           6,412,500
  Zero %, Due 7/15/25                                                                    15,400,000           2,887,500
Illinois Health Facilities Authority Refunding
  Revenue - Lutheran Social Services of Illinois
  Project, 6.125%, Due 8/15/20                                                            9,160,000           9,160,000
Kane, Cook and DuPage Counties, Illinois School
  District Number U-46 Capital Appreciation
  School Building:
  Zero %, Due 1/01/11                                                                     1,800,000             981,000
  Zero %, Due 1/01/13                                                                     2,500,000           1,178,125
Metropolitan Pier and Exposition Authority
  Capital Appreciation - McCormick Place
  Expansion Project, Zero %, Due 6/15/16                                                  1,250,000             479,688
Metropolitan Pier and Exposition Authority
  Hospitality Facilities Revenue - McCormick
  Place Convention Project, 7.00%, Due 7/01/26                                            1,500,000           1,689,375
Silvis, Rock Island County, Illinois Special Service
  Area GO, 5.65%, Due 1/01/18                                                             1,105,000           1,103,619
Will County, Illinois Exempt Facilities Revenue -
  Mobil Oil Refining Corporation Project, 6.40%,
  Due 4/01/26                                                                             5,000,000           5,293,750
Zion, Illinois Park District GO Revenue, 6.50%,
  Due 12/30/17                                                                            2,485,000           2,491,212
                                                                                                            -----------
                                                                                                             39,486,144
Indiana 5.0%
Indiana Health Facility Financing Authority
  Hospital Revenue - Jackson County Schneck
  Memorial Hospital Project, 7.50%, Due 2/15/22
  (Pre-Refunding at $102 on 2/15/02)                                                      6,790,000           7,392,613
Petersburg, Indiana PCR Refunding - Indianapolis
  Power & Light Company Project, 5.50%,
  Due 10/01/23                                                                            4,425,000           4,303,312
St. Joseph County, Indiana Hospital Authority
  Health System Revenue - Madison Center, Inc.
  Project, 5.80%, Due 2/15/24                                                             7,300,000           6,789,000
                                                                                                            -----------
                                                                                                             18,484,925
Iowa 1.4%
Iowa Finance Authority Hospital Facility
  Refunding Revenue - Jennie Edmundson
  Memorial Hospital Project, 7.65%, Due 11/01/16
  (Pre-Refunding at $102 on 11/01/01)                                                     4,850,000           5,286,500


                                                                                                                     15

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                       STRONG MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Louisiana 6.6%
Claiborne Parish, Louisiana Law Enforcement
  District Revenue - Claiborne Correctional
  Facilities Project, 6.25%, Due 3/01/19                                                $ 7,500,000         $ 7,218,750
Iberia Parish, Louisiana IDB IDR - Acadia Board
  Company, Ltd. Project, 7.50%, Due 8/01/22                                               2,500,000           2,371,875
New Orleans, Louisiana Regional Transit Authority
  Tax-Exempt Lease-Purchase Agreements,
  6.125%, Due 5/01/10:
  Lease M98147                                                                           13,736,428          13,427,358
  Lease M98159                                                                            1,292,101           1,263,029
                                                                                                            -----------
                                                                                                             24,281,012
Massachusetts 2.2%
Massachusetts IFA IDR - Welch Foods, Inc.
  Project, 5.60%, Due 12/01/17                                                            1,700,000           1,619,250
Massachusetts Municipal Wholesale Electric
  Company Power Supply System Revenue,
  4.75%, Due 7/01/11                                                                      2,000,000           1,917,500
Massachusetts State Housing Finance Agency
  Housing Revenue, 5.50%, Due 7/01/13 (b)                                                 4,770,000           4,632,863
                                                                                                            -----------
                                                                                                              8,169,613
Michigan 1.4%
Dearborn, Michigan EDC Hospital Revenue
  Refunding - Oakwood Obligated Group Project,
  5.25%, Due 8/15/21                                                                      2,765,000           2,640,575
Michigan Hospital Finance Authority Hospital
  Revenue Refunding - Pontiac Osteopathic
  Hospital Project, 6.00%, Due 2/01/14                                                    2,500,000           2,403,125
                                                                                                            -----------
                                                                                                              5,043,700
Minnesota 1.8%
St. Paul, Minnesota Housing and Redevelopment
  Authority Lease Revenue - Community of Peace
  Academy Project, 6.10%, Due 11/01/29                                                    3,570,000           3,400,425
Woodbury, Minnesota IDR Refunding - Harvey
  Vogel Manufacturing Company Project, 5.80%,
  Due 12/01/28                                                                            3,510,000           3,299,400
                                                                                                            -----------
                                                                                                              6,699,825
Mississippi 1.0%
Jackson, Mississippi Housing Authority MFHR -
  Elton Park Apartments Project, 5.40%,
  Due 4/01/39                                                                             4,000,000           3,785,000

Missouri 1.7%
St. Louis, Missouri Municipal Finance Corporation
  Leasehold Revenue Refunding, 5.85%,
  Due 7/15/09                                                                             3,600,000           3,739,500
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.60%,
  Due 10/01/11                                                                            2,465,000           2,492,731
                                                                                                            -----------
                                                                                                              6,232,231
Montana 0.8%
Crow Finance Authority Tribal Purpose Revenue,
  5.70%, Due 10/01/27                                                                     1,500,000           1,456,875
Miles City, Montana MFHR - Birchwood Properties
  LP Project, 6.75%, Due 5/01/29                                                          1,655,000           1,582,594
                                                                                                            -----------
                                                                                                              3,039,469
New Mexico 1.2%
Albuquerque, New Mexico Industrial Revenue -
  MCT Industries, Inc. Project, 6.50%, Due 4/01/17                                        4,330,000           4,557,325

New York 0.9%
Dutchess County, New York Resource Recovery
  Agency Solid Waste System Revenue, 5.40%,
  Due 1/01/13 (b)                                                                         1,710,000           1,684,350
New York Urban Development Corporation
  Revenue, 5.50%, Due 4/01/19                                                             1,500,000           1,485,000
                                                                                                            -----------
                                                                                                              3,169,350
North Dakota 3.3%
North Dakota Housing Finance Agency - Home
  Mortgage Finance Program, 6.40%,
  Due 1/01/28                                                                             1,300,000           1,345,500
Oakes, North Dakota IDR - Omniquip
  International, Inc. Project, 5.80%, Due 2/01/14                                         4,515,000           4,351,331
Richland County, North Dakota MFHR - Birchwood
  Properties LP Project, 6.75%, Due 5/01/29                                               5,165,000           4,939,031
Three Affiliated Tribes of the Fort Berthold
  Reservation GO, 6.30%, Due 11/15/10                                                     1,515,000           1,507,425
                                                                                                            -----------
                                                                                                             12,143,287
Ohio 4.5%
Medina County, Ohio EDR MFHR - Camelot Place,
  Ltd. Project, 8.375%, Due 10/01/23                                                      3,800,000           3,804,750
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 6.25%, Due 2/01/22                                                      1,250,000           1,212,500
Ohio Housing Finance Agency Residential
  Mortgage Revenue, 5.95%, Due 9/01/27                                                    1,950,000           1,962,187
Toledo, Ohio Housing Improvement - Commodore
  Perry Apartments Project, 5.45%, Due 12/01/28                                           2,680,000           2,559,400
Toledo, Ohio MFMR - Commodore Perry
  Apartments Project, 7.00%, Due 12/01/28                                                 7,500,000           7,218,750
                                                                                                            -----------
                                                                                                             16,757,587
Oklahoma 3.9%
Oklahoma County, Oklahoma Finance Authority
  MFHR First Mortgage - Multiple Apartments
  Project, 7.125%, Due 4/01/28                                                           10,170,000           9,686,925
Oklahoma Ordinance Works Authority PCR
  Refunding - Ralston Purina Company Project,
  6.30%, Due 9/01/15                                                                      1,500,000           1,571,250
Shawnee, Oklahoma Hospital Authority Revenue -
  MidAmerica HealthCare, Inc. Project, 8.00%,
  Due 4/01/04                                                                             2,095,000           2,140,420
Washington County, Oklahoma Medical Authority
  Revenue - Bartlesville Jane Phillips Episcopal
  Hospital Project, 6.125%, Due 11/01/14                                                  1,000,000           1,021,760
                                                                                                            -----------
                                                                                                             14,420,355
Oregon 0.3%
Washington County, Oregon MFHR - Bethany
  Meadows Project, 6.25%, Due 8/01/10                                                     1,000,000           1,016,790

Pennsylvania 8.3%
Allegheny County, Pennsylvania Hospital
  Development Authority Revenue - Saint Francis
  Medical Center Project:
  5.75%, Due 5/15/17                                                                      1,660,000           1,556,250
  5.75%, Due 5/15/27                                                                      3,965,000           3,603,194
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue Refunding - The Meadowood
  Corporation Project, 6.25%, Due 12/01/17                                                1,500,000           1,518,750
Montgomery County, Pennsylvania IDA Retirement
  Community Revenue - ACTS Retirement-Life
  Communities Project, 5.25%, Due 11/15/28                                                8,350,000           7,295,812
Pennsylvania EDA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 8.00%, Due 9/01/27 (Defaulted Effective
  9/01/99)                                                                                2,360,000           2,053,200
Pennsylvania EDA Qualified Residential Rent Project Revenue - RSI
  Properties/Greensburg LLC Project, 8.00%, Due 9/01/27
(Defaulted Effective 9/01/99)                                                           2,655,000           2,442,600

-----------------------------------------------------------------------------------------------------------------------
                                      STRONG MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Hospital Revenue -
  Temple University Hospital Project, 6.50%,
  Due 11/15/08                                                                          $ 3,900,000         $ 4,002,375
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue -
  Temple University Children's Medical Center
  Project, 5.75%, Due 6/15/29                                                             3,000,000           2,696,250
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Marian
  Community Hospital Project, 6.50%,
  Due 1/15/07                                                                             1,500,000           1,546,875
Scranton-Lackawanna, Pennsylvania Health and
  Welfare Authority Hospital Revenue - Moses
  Taylor Hospital Project, 6.25%, Due 7/01/20                                             4,200,000           4,032,000
                                                                                                            -----------
                                                                                                             30,747,306
Rhode Island 0.4%
Rhode Island Health and Education Building
  Corporation Hospital Financing Revenue -
  South County Hospital Project, 6.00%,
  Due 11/15/17                                                                            1,630,000           1,640,188

South Carolina 5.4%
Connector 2000 Association, Inc. Senior Capital
  Appreciation Toll Road Revenue - Greenville,
  South Carolina Southern Connector Project:
  Zero %, Due 1/01/12                                                                     3,900,000           1,842,750
  Zero %, Due 1/01/14                                                                     4,560,000           1,898,100
  Zero %, Due 1/01/15                                                                     1,000,000             388,750
  Zero %, Due 1/01/26                                                                    10,000,000           1,850,000
  Zero %, Due 1/01/32                                                                    12,100,000           1,527,625
Connector 2000 Association, Inc. Senior Current
  Interest Toll Road Revenue - Greenville, South
  Carolina Southern Connector Project, 5.25%,
  Due 1/01/23                                                                             8,800,000           7,678,000
York County, South Carolina Exempt Facility
  Industrial Revenue - Hoechst Celanese
  Corporation Project, 5.70%, Due 1/01/24                                                 4,890,000           4,663,837
                                                                                                            -----------
                                                                                                             19,849,062
South Dakota 1.8%
Education Loans, Inc. Student Loan Revenue
  Subordinated Asset-Backed, 5.60%, Due 6/01/20                                           3,000,000           2,868,750
Sisseton-Wahpeton Sioux Tribe of the Lake
  Traverse Reservation GO:
  7.00%, Due 11/01/13                                                                       850,000             843,625
  7.00%, Due 11/01/23                                                                     1,290,000           1,233,563
South Dakota EDFA EDR Pooled Loan Program -
  Midstates Printing, Inc. Project, 5.50%,
  Due 4/01/18                                                                               685,000             635,337
South Dakota HDA Homeownership Mortgage,
  6.40%, Due 5/01/16                                                                        995,000           1,023,606
                                                                                                            -----------
                                                                                                              6,604,881
Tennessee 0.5%
Shelby County, Tennessee Health, Educational and
  Housing Facilities Board Revenue - Ave Maria
  Assisted Living Project, 5.50%, Due 12/01/31                                            2,000,000           1,850,000

Texas 9.4%
Dallas County, Texas Utility and Reclamation
  District GO Refunding, 6.70%, Due 2/15/25 (b)                                           5,000,000           5,006,250
El Paso, Texas Property Finance Authority, Inc.
  SFMR - GNMA Mortgage-Backed Securities
  Program, 8.70%, Due 12/01/18                                                              440,000             464,750
Grape Creek-Pulliam, Texas Independent School
  District Public Facility Corporation School
  Facility Lease Revenue:
  7.00%, Due 5/15/10                                                                      1,000,000           1,072,500
  7.25%, Due 5/15/21                                                                      1,300,000           1,399,125
Guadalupe-Blanco River Authority Sewage and
  Solid Waste Disposal Facility - E.I. du Pont de
  Nemours and Company Project, 6.40%,
  Due 4/01/26                                                                             4,000,000           4,200,000
Lufkin, Texas Health Facilities Development
  Corporation Health System Revenue Refunding -
  Memorial Health System of East Texas Project,
  6.875%, Due 2/15/26                                                                     8,095,000           8,550,344
Port Arthur, Texas HFC Mortgage Revenue
  Refunding - FHA Insured Mortgage Loans -
  Port Arthur UDAG Projects, 6.40%, Due 1/01/28                                           3,565,000           3,671,950
Ranger, Texas Housing Corporation MFMR
  Refunding - FHA Insured Mortgage Loans -
  Ranger Apartments Project, 8.80%, Due 3/01/24                                           1,160,000           1,305,000
Texas Department of Housing and Community
  Affairs Residential Mortgage Revenue, 5.50%,
  Due 1/01/21                                                                             5,115,000           4,923,188
Texas Department of Housing and Community
  Affairs SFMR, 6.00%, Due 9/01/17                                                        1,285,000           1,312,306
Woodville, Texas HFC MFHR - Dogwood Terrace
  Apartments Project, 7.50%, Due 10/01/29                                                 3,000,000           2,865,000
                                                                                                            -----------
                                                                                                             34,770,413
Utah 0.7%
Eagle Mountain, Utah Special Assessment, 5.90%,
  Due 12/15/07                                                                            1,263,000           1,264,516
Salt Lake County, Utah Housing Authority MFHR -
  Millcreek Pines Apartments Project, 6.80%,
  Due 9/01/17                                                                             1,390,000           1,440,387
                                                                                                            -----------
                                                                                                              2,704,903
Virginia 0.4%
Pocahontas Parkway Association Route 895
  Connector Toll Road Revenue, Zero %,
  Due 8/15/17                                                                             5,000,000           1,687,500

Washington 1.8%
Grant County, Washington Public Utility District
  Number 2 - Wanapum Hydroelectric Development
  Second Series Revenue Refunding, 5.375%,
  Due 1/01/16 (b)                                                                         1,365,000           1,289,925
Spokane, Washington Downtown Foundation
  Parking Revenue - River Park Square Project,
  5.60%, Due 8/01/19                                                                      3,350,000           3,216,000
Washington EDFA Nonrecourse Revenue - Lindal
  Cedar Homes, Inc. Project, 5.80%, Due 11/01/17                                          2,175,000           2,131,500
                                                                                                            -----------
                                                                                                              6,637,425
Wisconsin 2.1%
Wisconsin Health and EFA Revenue - Howard
  Young Medical Center, Inc. Project, 5.75%,
  Due 8/15/13                                                                             1,250,000           1,229,688
Wisconsin Health and EFA Revenue - St. John's
  Home of Milwaukee and Sunrise Care Center, Inc.
  Obligated Group Project, 5.625%, Due 12/15/22                                           5,450,000           4,973,125
Wisconsin Housing and EDA Home Ownership
  Revenue, 6.20%, Due 3/01/27                                                             1,480,000           1,507,750
                                                                                                            -----------
                                                                                                              7,710,563
-----------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $381,559,733)                                                                   374,982,516
-----------------------------------------------------------------------------------------------------------------------


                                                                                                                   17

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                             STRONG MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (a) 2.1%
Municipal Funds
Multiple States
Nuveen Premium Income Municipal Fund 4                                                       90,800        $  1,220,125
Strong Municipal Money Market Fund (d)                                                    6,500,000           6,500,000
-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $7,819,991)                                                                7,720,125
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Investments In Securities (Cost $389,379,724) 103.4%                                                  382,702,641
Other Assets and Liabilities, Net (3.4%)                                                                    (12,490,754)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                          $370,211,887
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                      STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 85.9%
Alabama 3.5%
West Jefferson, Alabama Amusement and Public
  Park Authority First Mortgage Revenue -
  Visionland Alabama Project, 5.875%,
  Due 2/01/06 (c)                                                                        $6,510,000          $6,379,800

Alaska 0.8%
Juneau, Alaska City and Borough Nonrecourse
  Revenue - St. Ann's Care Center Project, 5.875%,
  Due 12/01/04                                                                            1,350,000           1,339,875

Arizona 0.4%
Winslow, Arizona IDA Hospital Revenue - Winslow
  Memorial Hospital Project, 4.95%, Due 6/01/03                                             745,000             734,756

California 0.1%
Los Angeles, California Regional Airports
  Improvement Corporation Lease Revenue
  Facilities - Continental Airlines, Inc. Project,
  9.25%, Due 8/01/24                                                                         85,000              98,281

Colorado 3.0%
Black Hawk, Colorado Business Improvement
  District Special Assessment Special Improvement
  District:
  6.00%, Due 12/01/09                                                                     1,470,000           1,444,275
  6.25%, Due 12/01/11                                                                     2,000,000           1,927,500
Colorado Health Facilities Authority Hospital
  Revenue - Steamboat Springs Health Care
  Association Project:
  4.30%, Due 9/15/01                                                                        115,000             113,275
  4.40%, Due 9/15/02                                                                        380,000             371,925
  4.70%, Due 9/15/05                                                                         85,000              81,706
  4.80%, Due 9/15/01                                                                        245,000             244,694
  4.80%, Due 9/15/06                                                                        455,000             435,094
  4.90%, Due 9/15/02                                                                        230,000             229,138
  4.90%, Due 9/15/07                                                                         20,000              19,025
Denver, Colorado City and County Airport
  Revenue, 8.25%, Due 11/15/12                                                              625,000             663,281
                                                                                                            -----------
                                                                                                              5,529,913
Connecticut 0.7%
Connecticut Health and EFA Revenue - New
  Opportunities for Waterbury, Inc. Project, 6.75%,
  Due 7/01/13                                                                             1,205,000           1,211,676

District of Columbia 0.9%
District of Columbia Revenue - American
  Geophysical Union Project, 5.50%, Due 9/01/03                                             700,000             703,500
District of Columbia Revenue - Methodist Home
  Issue, 4.80%, Due 1/01/05                                                                 985,000             965,300
                                                                                                            -----------
                                                                                                              1,668,800
Florida 4.7%
Arbor Greene Community Development District
  Special Assessment Revenue, 7.00%, Due 5/01/03                                            235,000             239,406
Broward County, Florida IDR - Beverly Enterprises-
  Florida, Inc. Project, 9.80%, Due 11/01/10                                              1,000,000           1,066,250
Grand Haven Community Development District
  Special Assessment Revenue, 6.30%, Due 5/01/02                                          2,800,000           2,838,500
Leon County, Florida IDR - Beverly Enterprises-
  Florida, Inc. Project, 9.80%, Due 6/01/11                                                 825,000             871,340
Orlando and Orange County, Florida Expressway
  Authority Expressway Revenue Refunding,
  5.95%, Due 7/01/23                                                                         10,000              10,025
Tarpon Springs, Florida Health Facilities Authority
  Hospital Revenue Refunding - Tarpon Springs
  Hospital Foundation Project, 8.75%, Due 5/01/12                                         3,420,000           3,494,966
                                                                                                            -----------
                                                                                                              8,520,487
Georgia 1.4%
Atlanta, Georgia Special Purpose Facilities Revenue -
  Delta Air Lines, Inc. Project, 7.90%, Due 12/01/18                                      1,550,000           1,590,315
Atlanta, Georgia Urban Residential Finance
  Authority MFHR - Park Place Apartments
  Project, 6.00%, Due 9/01/06                                                             1,060,000           1,034,825
                                                                                                            -----------
                                                                                                              2,625,140
Hawaii 0.0%
Hawaii Department of Transportation Special
  Facility Revenue - Continental Airlines, Inc.
  Project, 9.60%, Due 6/01/08                                                                50,000              52,488

Idaho 0.0%
Idaho Student Loan Fund Marketing Association,
  Inc. Student Loan Revenue, 5.10%, Due 10/01/02                                             10,000               9,825

Illinois 8.7%
Carol Stream, Illinois First Mortgage Revenue -
  Windsor Park Manor Project, 6.25%, Due 12/01/01                                           250,000             254,062
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - American Airlines,
  Inc. Project, 7.875%, Due 11/01/25                                                        165,000             173,662
Chicago, Illinois O'Hare International Airport
  Special Facilities Revenue - United Airlines, Inc.
  Project, 8.95%, Due 5/01/18                                                             1,760,000           1,885,400
Granite City, Illinois Hospital Revenue Refunding -
  St. Elizabeth Medical Center Project, 8.125%,
  Due 6/01/08                                                                               860,000             864,300
Hoopeston, Illinois Hospital Capital Improvement
  Revenue Refunding - Hoopeston Community
  Memorial Hospital Project, 5.25%, Due 11/15/03                                            490,000             488,162
Illinois DFA IDR Refunding - Great Plains Hotel
  Corporation of Illinois Project, 7.50%,
  Due 4/01/16                                                                               495,000             496,376
Illinois DFA MFHR - Town and Garden Apartments
  Project, 7.20%, Due 9/01/08                                                             2,250,000           2,354,063
Illinois DFA Revenue - Community Rehabilitation
  Providers Project, 5.00%, Due 7/01/04                                                   1,235,000           1,207,213
Illinois Health Facilities Authority Revenue - Delnor
  Community Residential Project, 6.15%,
  Due 11/15/27                                                                            1,000,000             971,250
Illinois Health Facilities Authority Revenue
  Refunding - Bohemian-Tabor Hills Project, 5.90%,
  Due 11/15/21                                                                            1,700,000           1,617,125

-----------------------------------------------------------------------------------------------------------------------
                                 STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Illinois Health Facilities Authority Revenue
  Refunding - Lifelink Corporation Obligated Group
  Project, 5.95%, Due 2/15/21                                                            $2,000,000         $ 1,925,000
Sauk Village, Illinois GO, 6.25%, Due 12/01/10                                            2,300,000           2,251,125
Southwestern Illinois Development Authority
  Revenue - Anderson Hospital Project:
  5.25%, Due 8/15/01                                                                        390,000             391,463
  5.25%, Due 8/15/03                                                                        435,000             433,369
  5.25%, Due 8/15/04                                                                        460,000             455,400
                                                                                                            -----------
                                                                                                             15,767,970
Indiana 3.4%
Anderson, Indiana EDR Refunding and
  Improvement - Anderson University Project,
  5.05%, Due 10/01/03                                                                     3,265,000           3,256,837
Indiana Health Facility Financing Authority
  Revenue - Hamilton Communities, Inc. Project,
  6.00%, Due 1/01/10                                                                      2,800,000           2,716,000
Indianapolis, Indiana EDR MFHR - Post Pointe
  Apartments Project, 8.20%, Due 3/01/01                                                    145,000             145,725
                                                                                                            -----------
                                                                                                              6,118,562
Iowa 3.6%
Asbury, Iowa Elderly Care and Retirement Facilities
  Revenue - Stonehill Project, 5.00%, Due 9/01/03                                         4,000,000           3,980,000
Harlan, Iowa Revenue - American Baptist Homes of
  the Midwest - Baptist Memorial Home Project,
  5.875%, Due 5/15/23                                                                       920,000             874,000
Ottumwa, Iowa Hospital Facility Revenue
  Refunding and Improvement - Ottumwa Regional
  Health Center, Inc. Project, 6.00%, Due 10/01/18                                           25,000              24,812
Ottumwa, Iowa Revenue Refunding - Regional
  Retirement Living Project, 5.90%, Due 2/15/24                                           1,740,000           1,663,875
                                                                                                            -----------
                                                                                                              6,542,687
Kansas 1.2%
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project:
  5.00%, Due 4/01/01                                                                        300,000             297,750
  5.20%, Due 4/01/03                                                                        300,000             296,250
  5.30%, Due 4/01/04                                                                        300,000             295,125
Wathena, Kansas Industrial Revenue - Skyjack
  Equipment, Inc. Project:
  5.00%, Due 5/01/01                                                                         85,000              84,575
  5.15%, Due 5/01/02                                                                        390,000             386,588
  5.25%, Due 5/01/03                                                                        130,000             128,538
  5.40%, Due 5/01/04                                                                        345,000             341,119
  5.50%, Due 5/01/05                                                                        335,000             330,394
                                                                                                            -----------
                                                                                                              2,160,339
Kentucky 0.9%
Jefferson County, Kentucky Health Facilities
  Revenue Refunding - Beverly Enterprises, Inc.
  Project, 5.40%, Due 5/01/03                                                               430,000             424,087
Kenton County, Kentucky Airport Board Special
  Facilities Revenue - Mesaba Aviation, Inc. Project,
  6.00%, Due 7/01/05 (b)                                                                    985,000             985,000
Kentucky EDFA Hospital System Refunding and
  Improvement Revenue - Appalachian Regional
  Healthcare, Inc. Project, 5.10%, Due 10/01/03                                             250,000             250,000
                                                                                                            -----------
                                                                                                              1,659,087
Louisiana 3.7%
Hodge, Louisiana Utility Revenue - Stone Container
  Corporation Project, 9.00%, Due 3/01/10                                                   100,000             103,466
Louisiana Public Facilities Authority Revenue -
  Progressive Healthcare Providers/Louisiana, Inc.
  Project, 5.75%, Due 10/01/03                                                            1,390,000           1,365,675
West Feliciana Parish, Louisiana PCR - Gulf States
  Utilities Company Project, 9.00%, Due 5/01/15                                           2,000,000           2,105,980
West Feliciana Parish, Louisiana PCR - Gulf States
  Utilities Company III Project, 7.70%,
  Due 12/01/14                                                                            3,000,000           3,225,000
                                                                                                            -----------
                                                                                                              6,800,121
Maine 5.5%
Maine Finance Authority Solid Waste Disposal
  Revenue - Boise Cascade Corporation Project,
  7.90%, Due 6/01/15                                                                      5,000,000           5,193,350
Maine Finance Authority Solid Waste Recycling
  Facilities Revenue - Great Northern Paper Project,
  7.75%, Due 10/01/22 (c)                                                                 4,500,000           4,865,625
                                                                                                            -----------
                                                                                                             10,058,975
Maryland 0.6%
Baltimore County, Maryland IDR - Barre-National,
  Inc. Equipment Project, 6.875%, Due 7/01/09                                             1,200,000           1,053,000

Massachusetts 3.3%
Massachusetts Health and EFA Revenue - Saints
  Memorial Medical Center Project, 5.50%,
  Due 10/01/02                                                                            3,500,000           3,491,250
Massachusetts Industrial Finance Agency Health
  Care Facility Revenue - Metro Health Foundation
  of Massachusetts, Inc. Project, 6.25%,
  Due 12/01/03                                                                            1,720,000           1,707,100
Massachusetts Industrial Finance Agency Revenue -
  Institute for Developmental Disabilities Project,
  9.25%, Due 6/01/09                                                                        725,000             737,687
                                                                                                            -----------
                                                                                                              5,936,037
Minnesota 2.8%
Burnsville, Minnesota CDR Refunding - Holiday Inn
  Project, 5.875%, Due 4/01/08                                                            1,430,000           1,438,938
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project:
  5.70%, Due 11/15/02                                                                     1,000,000             997,500
  5.80%, Due 11/15/03                                                                     1,400,000           1,396,500
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast Project:
  4.60%, Due 11/01/00                                                                       500,000             492,500
  4.75%, Due 11/01/01                                                                       750,000             729,375
                                                                                                            -----------
                                                                                                              5,054,813
Mississippi 0.9%
Mississippi Hospital Equipment and Facilities
  Authority Revenue Refunding - Rush Medical
  Foundation Project, 5.40%, Due 1/01/07                                                  1,760,000           1,718,200

Missouri 1.4%
Columbia, Missouri IDR - American Air Filter
  Company, Inc. Project, 7.45%, Due 7/01/04                                               1,105,000           1,107,895
Ellisville, Missouri IDA IDR Refunding - Gambrill
  Gardens Project:
  4.80%, Due 6/01/02                                                                        110,000             108,762
  5.10%, Due 6/01/05                                                                        125,000             122,188
  5.20%, Due 6/01/06                                                                        135,000             131,625
Saline County, Missouri IDA Health Facilities
  Revenue - John Fitzgibbon Memorial Hospital,
  Inc. Project, 5.75%, Due 12/01/03                                                       1,010,000             993,587
                                                                                                            -----------
                                                                                                              2,464,057
Montana 0.2%
Crow Finance Authority Tribal Purpose Revenue,
  4.75%, Due 10/01/00                                                                       290,000             292,874

Nebraska 0.2%
Scottsbluff, Nebraska CDR - WSL-RBJ, A Minnesota
  LP Project, 8.75%, Due 11/01/06                                                           300,000             299,910

                                                                                                                    19

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
New Hampshire 0.5%
New Hampshire Higher Educational and Health
  Facilities Authority Revenue - New England
  College Project, 5.375%, Due 3/01/05                                                   $1,000,000          $  978,750

New Mexico 2.0%
Chaves County, New Mexico Hospital Revenue -
  Eastern New Mexico Medical Center Project,
  7.25%, Due 12/01/10 (Pre-Refunding at $102 on
  12/01/02)                                                                               1,810,000           1,961,587
Santa Fe County, New Mexico Project Revenue -
  El Castillo Retirement Residences Project, 5.80%,
  Due 5/15/18                                                                             1,835,000           1,734,075
                                                                                                            -----------
                                                                                                              3,695,662
New York 2.2%
Monroe County, New York IDR Agency - Empire
  Sports Project, 6.50%, Due 3/01/08                                                      1,105,000           1,099,475
New York Energy Research and Development
  Authority Electric Facilities Revenue, 7.15%,
  Due 9/01/19                                                                             1,750,000           1,872,500
Rockland County, New York IDR Agency Civic
  Facility - Dominican College Project, 5.50%,
  Due 5/01/02                                                                               570,000             563,588
Tompkins County, New York IDR Agency Life Care
  Community - Kendal at Ithaca, Inc. Project:
  7.25%, Due 6/01/03                                                                         90,000              91,564
  7.625%, Due 6/01/09                                                                       445,000             450,563
                                                                                                            -----------
                                                                                                              4,077,690
North Carolina 0.7%
Fletcher, North Carolina First Mortgage Housing
  Revenue - Avery's View Retirement Facilities, Inc.
  Project, 8.00%, Due 3/01/10                                                             1,000,000           1,036,780
North Carolina Medical Care Commission Health
  Care Facilities First Mortgage Revenue - DePaul
  Community Facilities Project, 5.75%, Due 1/01/03                                          270,000             267,637
                                                                                                            -----------
                                                                                                              1,304,417
Ohio 5.4%
Cleveland, Ohio Airport Special Revenue
  Refunding - Continental Airlines, Inc. Project,
  5.25%, Due 12/01/02 (b) (c)                                                             6,475,000           6,377,875
Cuyahoga County, Ohio MFHR - The Park Lane
  Apartments Project, 7.70%, Due 7/01/02                                                    210,000             210,788
Dayton, Ohio Special Facilities Revenue - AFCO
  Cargo Day LLC Project, 5.875%, Due 4/01/04                                                500,000             490,625
Ohio Water Development Authority Solid Waste
  Disposal Revenue - Bay Shore Power Project,
  5.375%, Due 9/01/02                                                                     2,800,000           2,772,000
                                                                                                            -----------
                                                                                                              9,851,288
Oklahoma 0.4%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue:
  5.05%, Due 6/01/01                                                                        205,000             203,975
  5.25%, Due 6/01/02                                                                        235,000             233,237
  5.45%, Due 6/01/03                                                                        260,000             257,400
                                                                                                            -----------
                                                                                                                694,612
Pennsylvania 4.7%
Bucks County, Pennsylvania IDA CDR - Attleboro
  Associates, Ltd. Nursing Facility Project, 8.00%,
  Due 12/01/05                                                                            1,200,000           1,309,500
Clarion County, Pennsylvania IDA Health Facilities
  Revenue Refunding - Beverly Enterprises, Inc.
  Project, 5.50%, Due 5/01/03                                                               595,000             586,819
Dauphin County, Pennsylvania Subordinated Office
  and Parking Revenue - River Front Office Center
  Project, 5.35%, Due 1/01/02                                                               820,000             811,800
Harrisburg, Pennsylvania Authority Office and
  Parking Revenue, 5.25%, Due 5/01/02                                                       820,000             812,825
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Butler LLC
  Project, 7.00%, Due 9/01/02 (Defaulted Effective
  9/01/99)                                                                                  300,000             261,000
Pennsylvania EDFA Qualified Residential Rent
  Project Revenue - RSI Properties/Greensburg LLC
  Project, 7.00%, Due 9/01/02 (Defaulted Effective
  9/01/99)                                                                                  300,000             276,000
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Hospital Revenue -
  Chestnut Hill Hospital Project, 6.50%,
  Due 11/15/22                                                                            1,500,000           1,520,625
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Revenue - Temple
  University Children's Medical Center Project:
  4.40%, Due 6/15/01                                                                        200,000             197,250
  4.55%, Due 6/15/02                                                                        470,000             460,013
  4.65%, Due 6/15/03                                                                        490,000             476,525
Westmoreland County, Pennsylvania IDA Health
  Care Facilities Revenue Refunding - Redstone
  Presbyterian Senior Care Obligated Group Project,
  5.90%, Due 11/15/21                                                                     1,915,000           1,826,431
                                                                                                            -----------
                                                                                                              8,538,788
South Dakota 0.5%
Lincoln County, South Dakota Revenue Refunding -
  American Baptist Homes of the Midwest-Trail
  Ridge Project, 5.875%, Due 11/15/21                                                       945,000             906,019

Texas 7.9%
Alliance Airport Authority, Inc. Special Facilities
  Revenue - American Airlines, Inc. Project, 7.50%,
  Due 12/01/29 (c)                                                                        3,000,000           3,150,000
DeSoto, Texas IDA IDR - Wintergreen Commercial
  Partnership Project, 7.00%, Due 1/01/17                                                 1,398,960           1,405,955
Gulf Coast Waste Disposal Authority Revenue -
  Champion International Corporation
  Project, 7.45%, Due 5/01/26 (c)                                                         1,840,000           1,957,300
Jefferson County, Texas Health Facilities
  Development Corporation Hospital Revenue -
  Baptist Health Care System Project, 8.875%,
  Due 6/01/21                                                                             5,745,000           5,845,537
Lubbock, Texas Health Facilities Development
  Corporation First Mortgage Revenue - Carillon,
  Inc. Project, 5.75%, Due 7/01/29                                                        2,000,000           2,005,000
                                                                                                            -----------
                                                                                                             14,363,792
Vermont 1.6%
Vermont Educational and Health Buildings
  Financing Agency Revenue - Vermont Council of
  Developmental and Mental Health Project, 6.20%,
  Due 12/15/05                                                                            2,125,000           2,135,625
Vermont Educational and Health Buildings
  Financing Agency Revenue Health Care Facility -
  Copley Manor Project, 5.40%, Due 4/01/06                                                  710,000             692,250
                                                                                                            -----------
                                                                                                              2,827,875
Virginia 0.8%
Hampton, Virginia Redevelopment and Housing
  Authority First Mortgage Revenue Refunding -
  Olde Hampton Project, 6.00%, Due 7/01/03                                                1,210,000           1,197,900
Virginia Small Business Financing Authority IDR -
  Albion Enterprises LLC Project, 6.00%,
  Due 1/01/02                                                                               250,000             247,813
                                                                                                            -----------
                                                                                                              1,445,713
West Virginia 0.0%
Harrison County, West Virginia CDR Refunding -
  Kmart Corporation Project, 7.625%, Due 12/01/04                                            80,000              84,400

-----------------------------------------------------------------------------------------------------------------------
                                        STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Wisconsin 6.0%
Madison, Wisconsin IDR - McCaughey Development
  Association Project, 5.875%, Due 4/01/10                                               $1,045,000        $  1,007,119
Wisconsin Health and EFA Revenue - Attic Angel
  Obligation Group Project, 6.00%, Due 11/15/28                                           1,490,000           1,421,087
Wisconsin Health and EFA Revenue - Beaver Dam
  Community Hospital, Inc. Project, 5.70%,
  Due 8/15/18                                                                             2,000,000           1,902,500
Wisconsin Health and EFA Revenue - Divine Savior
  Hospital, Inc. Project:
  4.15%, Due 6/01/01                                                                        210,000             208,425
  4.30%, Due 6/01/02                                                                        220,000             217,525
  4.45%, Due 6/01/03                                                                        225,000             221,625
  4.60%, Due 6/01/04                                                                        240,000             235,800
Wisconsin Health and EFA Revenue - FH Healthcare
  Development, Inc. Project, 5.00%, Due 11/15/02                                          1,360,000           1,344,700
Wisconsin Health and EFA Revenue - Kenosha
  Hospital and Medical Center Project, 4.50%,
  Due 5/15/02                                                                               560,000             553,000
Wisconsin Health and EFA Revenue - Linden
  Grove, Inc. Project, 6.15%, Due 11/01/19                                                  405,000             405,024
Wisconsin Health and EFA Revenue - Lutheran
  Home Project, 7.00%, Due 9/01/25                                                           30,000              30,788
Wisconsin Health and EFA Revenue - Oakwood
  Project, 5.90%, Due 8/15/28                                                             3,565,000           3,386,750
                                                                                                            -----------
                                                                                                             10,934,343
Wyoming 1.3%
Sweetwater County, Wyoming Solid Waste Disposal
  Revenue - FMC Corporation Project, 7.00%,
  Due 6/01/24                                                                             1,000,000           1,057,500
Teton County, Wyoming Hospital District Hospital
  Revenue Refunding and Improvement, 4.85%,
  Due 12/01/02                                                                            1,265,000           1,250,769
                                                                                                            -----------
                                                                                                              2,308,269
-----------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $158,430,864)                                                                   156,109,291
-----------------------------------------------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 10.0%
Arizona 1.6%
Maricopa County, Arizona IDA IDR - Borden, Inc.
  Project, 4.39%, Due 10/01/12 (Putable at $100 and
  Rate Reset Effective 10/01/00)                                                          3,000,000           2,959,980

Florida 1.1%
St. John's County, Florida IDA IDR Refunding -
  Vicar's Landing Project, 5.125%, Due 2/15/17
  (Putable at $100 and Rate Reset Effective 2/15/04)                                      2,000,000           1,970,000

Louisiana 0.6%
St. Charles Parish, Louisiana PCR Refunding -
  Entergy Louisiana, Inc. Project, 4.85%, Due
  6/01/30 (Mandatory Put at $100 on 6/01/02)                                              1,000,000           1,000,000

New Jersey 1.6%
New Jersey EDA Senior Mortgage Revenue
  Refunding EXTRAS - Arbor Glen of Bridgewater
  Project, 5.375%, Due 5/15/32 (Putable at $100 and
  Rate Reset Effective 5/15/04)                                                           3,000,000           2,981,250

Ohio 1.8%
Ohio Air Quality Development Authority Revenue
  Refunding - Ohio Edison Company Project,
  4.25%, Due 6/01/33 (Mandatory Put at $100 on
  6/01/01)                                                                                2,000,000           1,982,500
Ohio Water Development Authority Facilities PCR
  Refunding - Toledo Edison Company Project,
  5.25%, Due 9/01/33 (Mandatory Put at $100 on
  9/01/02) (b)                                                                            1,350,000           1,350,000
                                                                                                            -----------
                                                                                                              3,332,500
Pennsylvania 0.8%
Beaver County, Pennsylvania IDA PCR Revenue
  Refunding - Toledo Edison Project, 4.85%, Due
  6/01/30 (Mandatory Put at $100 on 6/01/04)                                              1,500,000           1,500,000

Tennessee 1.4%
Shelby County, Tennessee Health, Educational and
  Housing Facility Board Health Care Facilities
  Revenue EXTRAS - Kirby Pines Retirement
  Community Project, 5.50%, Due 11/15/27 (Putable
  at $100 and Rate Reset Effective 11/15/02)                                              2,450,000           2,446,938

Texas 1.1%
Abilene, Texas Health Facilities Development
  Corporation Retirement Facilities Revenue
  EXTRAS - Sears Methodist Retirement System
  Obligated Group Project, 5.25%, Due 11/15/28
  (Putable at $100 and Rate Reset Effective 11/15/03)                                     2,025,000           1,997,156
-----------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $18,270,231)                                                             18,187,824
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 7.5%
Municipal Bonds 1.0%
Kansas 0.3%
Lawrence, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/00                                                               190,000             191,720
Manhattan, Kansas CDR Refunding - Holiday Inn
  Project, 7.00%, Due 7/01/00                                                               190,000             191,720
Topeka, Kansas Industrial Revenue Refunding -
  Reser's Fine Foods, Inc. Project, 4.75%,
  Due 4/01/00                                                                               100,000              99,788
                                                                                                            -----------
                                                                                                                483,228
Maryland 0.0%
Howard County, Maryland IDR Refunding - Keebler
  Company Project, 5.95%, Due 3/01/00                                                        65,000              65,134

Minnesota 0.4%
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue - HealthEast Project,
  4.50%, Due 11/01/99                                                                       725,000             723,383

Missouri 0.1%
Ellisville, Missouri IDA IDR Refunding - Gambrill
  Gardens Project, 4.50%, Due 6/01/00                                                       100,000              99,668

Oklahoma 0.1%
Leflore County, Oklahoma Hospital Authority
  Hospital Revenue, 4.90%, 6/01/00                                                          185,000             184,624

Wisconsin 0.1%
Wisconsin Health and EFA Revenue - Divine Savior
  Hospital, Inc. Project, 3.90%, Due 6/01/00                                                200,000             199,366
                                                                                                            -----------
Total Municipal Bonds                                                                                         1,755,403

Weekly Variable Rate Put Bonds 1.3%
Washington
Pierce County, Washington EDC Pooled Bond
  Program Industrial Revenue - Northwest Banking
  Project, 3.80%, Due 9/07/99                                                             2,325,000           2,325,000


                                                                                                                    21

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                         STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Municipal Money Market Funds 5.2%
Multiple States
Strong Municipal Money Market Fund (d)                                                    9,500,000         $ 9,500,000
-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $13,584,394)                                                              13,580,403
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $190,285,489) 103.4%                                                  187,877,518
Other Assets and Liabilities, Net (3.4%)                                                                     (6,180,711)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                          $181,696,807
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

FUTURES
-----------------------------------------------------------------------------------------------------------------------
                                                                                     Underlying
                                                               Expiration            Face Amount            Unrealized
                                                                  Date                at Value             Depreciation
-----------------------------------------------------------------------------------------------------------------------
Sold:
120 Municipal Bond Futures                                        12/99              $13,680,000             $169,260

-----------------------------------------------------------------------------------------------------------------------
                                         STRONG SHORT-TERM MUNICIPAL BOND FUND
-----------------------------------------------------------------------------------------------------------------------

                                                                                       Shares or
                                                                                       Principal               Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS 82.2%
Alabama 1.0%
Birmingham, Alabama Airport Authority Airport
  Revenue Refunding, 5.25%, Due 7/01/03 (b)                                              $3,070,000          $3,123,725

Arizona 0.2%
Maricopa County, Arizona IDA MFHR - Mercy Bond
  Properties Arizona I-A, 5.20%, Due 1/01/04                                                780,000             786,825

California 0.9%
Intermodal Container Transfer Facility Joint Powers
  Authority Refunding Revenue, 7.70%, Due
  11/01/14                                                                                1,500,000           1,508,325
Los Angeles, California Community College COP,
  6.00%, Due 8/15/20                                                                      1,455,000           1,498,650
                                                                                                            -----------
                                                                                                              3,006,975
Colorado 2.2%
Arapahoe County, Colorado E-470 Public Highway
  Authority Capital Improvement Trust Fund
  Highway Revenue, Zero %, Due 8/31/03                                                      500,000             415,625
Castle Rock Ranch, Colorado Public Improvements
  Authority Public Facilities Revenue:
  5.70%, Due 12/01/06                                                                     1,000,000           1,050,000
  5.90%, Due 12/01/03                                                                     1,475,000           1,543,219
  6.10%, Due 12/01/05                                                                     2,780,000           2,974,600
Eaglebend Affordable Housing Corporation
  Multi-Family Housing Project Revenue
  Refunding, 5.45%, Due 7/01/02                                                             790,000             791,975
Miners Mesa, Colorado Commercial Metropolitan
  District GO, 6.75%, Due 12/01/02                                                          340,000             340,037
                                                                                                            -----------
                                                                                                              7,115,456
Connecticut 0.4%
Connecticut IDA - The Olympic Hotel Corporation
  Project, 6.775%, Due 8/01/03                                                            1,376,281           1,371,121

District of Columbia 0.9%
District of Columbia Hospital Revenue Refunding -
  Medlantic Healthcare Group, Inc. Project, 6.50%,
  Due 8/15/02                                                                             2,925,000           3,096,844

Florida 3.2%
Capital Projects Finance Authority Solid Waste
  Disposal Revenue Capital Projects Loan
  Program - Peerless Dade, Inc. Project, 7.50%,
  Due 11/01/18                                                                            3,000,000           3,011,250
Duval County, Florida School District GO
  Refunding, 6.00%, Due 8/01/03                                                           1,000,000           1,056,250
Florida Housing Finance Agency MFMR -
  Hammocks Place Project, 6.25%, Due 12/01/06                                             2,000,000           2,062,000
Miami Beach, Florida Redevelopment Agency
  Incremental Tax Revenue, 9.125%, Due 12/01/04                                           3,910,000           4,344,987
                                                                                                            -----------
                                                                                                             10,474,487
Georgia 2.4%
Athens-Clarke County, Georgia Residential Care
  Facilities for the Elderly Authority Revenue -
  Wesley Woods of Athens, Inc. Project, 5.30%,
  Due 10/01/01                                                                            1,000,000           1,000,000
Columbus, Georgia Development Authority Revenue
  Refunding - Jordan Company Project, 5.50%,
  Due 9/01/09 (Mandatory Put at $100 on 9/01/01)                                          1,205,000           1,205,000
George L. Smith II Georgia World Congress Center
  Authority Revenue Refunding - Domed Stadium
  Project, 7.875%, Due 7/01/20                                                            5,225,000           5,499,103
                                                                                                            -----------
                                                                                                              7,704,103
Guam 4.2%
Guam Airport Authority General Revenue:
  6.00%, Due 10/01/00                                                                     2,300,000           2,334,592
  6.40%, Due 10/01/05                                                                     7,045,000           7,467,700
Guam Government GO, 5.70%, Due 9/01/03                                                    3,630,000           3,693,707
                                                                                                            -----------
                                                                                                             13,495,999
Hawaii 2.8%
Honolulu, Hawaii City and County GO:
  4.00%, Due 2/01/01 (b)                                                                  3,765,000           3,760,294
  4.10%, Due 2/01/02 (b)                                                                  1,415,000           1,407,925
  4.25%, Due 2/01/03 (b)                                                                  4,075,000           4,044,437
                                                                                                            -----------
                                                                                                              9,212,656
Illinois 1.6%
Illinois DFA Solid Waste Disposal Revenue - Waste
  Management, Inc. Project, 7.125%, Due 1/01/01                                             640,000             656,000
Illinois EFA Revenue - Lewis University Project,
  5.30%, Due 10/01/04                                                                     1,390,000           1,388,263
Illinois Health Facilities Authority Revenue -
  Covenant Retirement Communities Project, 7.60%,
  Due 12/01/12                                                                              750,000             810,000
Naperville, DuPage County and Will County, Illinois
  EDR Refunding - Illinois Hospital and Health
  Systems Association Project, 5.70%, Due 5/01/04                                         2,275,000           2,314,812
                                                                                                            -----------
                                                                                                              5,169,075
Iowa 0.4%
Iowa Finance Authority Mortgage Revenue
  Refunding - Friendship Village Project, 4.95%,
  Due 11/01/00                                                                            1,270,000           1,276,350

Kentucky 4.9%
Mount Sterling, Kentucky League of Cities Funding
  Trust Lease Program Revenue, 5.625%,
  Due 3/01/03                                                                             3,250,000           3,355,625
Pendleton County, Kentucky Multi-County Lease
  Revenue - Kentucky Association of Counties
  Leasing Trust Program, 6.50%, Due 3/01/19                                               5,000,000           5,237,500
Trimble County, Kentucky PCR, 7.625%,
  Due 11/01/20                                                                            7,000,000           7,393,750
                                                                                                            -----------
                                                                                                             15,986,875

-----------------------------------------------------------------------------------------------------------------------
                                                  STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------

                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
Louisiana 1.8%
Louisiana Public Facilities Authority Student Loan
  Revenue, 6.75%, Due 9/01/06                                                            $  410,000         $   425,887
St. Charles Parish, Louisiana PCR - Union Carbide,
  Inc. Project, 7.35%, Due 11/01/22                                                       5,000,000           5,331,250
                                                                                                            -----------
                                                                                                              5,757,137
Maine 1.8%
Maine Educational Loan Marketing Corporation
  Student Loan Revenue Refunding, 6.90%,
  Due 11/01/03                                                                            2,490,000           2,564,700
Maine Finance Authority Electric Rate Stabilization
  Revenue Refunding - Penobscot Energy Recovery
  Company LP Project, 5.20%, Due 7/01/18                                                  3,335,000           3,314,156
                                                                                                            -----------
                                                                                                              5,878,856
Maryland 1.6%
Baltimore, Maryland COP Refunding - Board of
  Education Administrative Headquarters/Municipal
  Capital Projects:
  4.55%, Due 4/01/01 (b)                                                                  1,000,000           1,002,500
  4.65%, Due 4/01/02 (b)                                                                  1,975,000           1,979,937
  4.75%, Due 4/01/03 (b)                                                                  2,065,000           2,072,744
                                                                                                            -----------
                                                                                                              5,055,181
Massachusetts 5.1%
Massachusetts Education Loan Authority Education
  Loan Revenue, 7.45%, Due 1/01/02                                                        1,075,000           1,092,920
Massachusetts Health and EFA Competitive Lease
  Program - Whitehead Institute for Biomedical
  Research Project, 4.595%, Due 10/15/03                                                  7,583,003           7,526,131
Massachusetts Industrial Finance Agency
  Refunding Revenue - Emerson College Issue,
  8.50%, Due 1/01/03                                                                      3,200,000           3,448,000
Massachusetts Industrial Finance Agency Water
  Treatment Revenue - Massachusetts-American
  Hingham Project, 6.25%, Due 12/01/10                                                    4,450,000           4,639,125
                                                                                                            -----------
                                                                                                             16,706,176
Michigan 2.1%
Flint, Michigan Hospital Building Authority
  Revenue Refunding - Hurley Medical Center
  Project:
  5.75%, Due 7/01/03                                                                      2,355,000           2,387,381
  6.00%, Due 7/01/04                                                                      1,005,000           1,027,613
  6.00%, Due 7/01/05                                                                        510,000             520,837
Flint, Michigan Hospital Building Authority Revenue
  Rental - Hurley Medical Center Project, 5.00%,
  Due 7/01/03                                                                             1,050,000           1,036,875
Michigan Hospital Finance Authority Revenue
  Refunding - Detroit Medical Center Obligation
  Group Project, 6.50%, Due 8/15/18                                                       1,875,000           1,877,344
                                                                                                            -----------
                                                                                                              6,850,050
Minnesota 4.2%
Maplewood, Minnesota Health Care Facility
  Revenue - HealthEast Project, 5.70%,
  Due 11/15/02                                                                            1,740,000           1,735,650
St. Paul, Minnesota Housing and Redevelopment
  Authority Hospital Revenue Refunding -
  HealthEast Project, 6.625%, Due 11/01/17                                                8,285,000           8,326,425
Woodbury, Minnesota Lease Revenue - Minnesota
  Math and Science Academy Project, 5.50%,
  Due 11/01/28                                                                            3,555,000           3,523,894
                                                                                                            -----------
                                                                                                             13,585,969
Mississippi 1.4%
Mississippi Higher Education Assistance
  Corporation Student Loan Revenue:
  5.60%, Due 9/01/04                                                                      2,505,000           2,545,706
  5.80%, Due 9/01/06                                                                      2,050,000           2,080,750
                                                                                                            -----------
                                                                                                              4,626,456

Missouri 0.6%
Springfield, Missouri Land Clearance
  Redevelopment Authority Industrial Revenue
  Refunding - University Plaza Project, 6.30%,
  Due 10/01/06                                                                            1,790,000           1,823,563

Nevada 0.5%
Nevada Housing Division SFMR, 5.20%, Due 4/01/30                                          1,500,000           1,494,375

New Hampshire 0.1%
New Hampshire IDA Industrial Facilities Revenue -
  Permattach Tool Project, 7.70%, Due 12/01/01                                              225,000             233,719

New Jersey 0.2%
New Jersey Health Care Facilities Finance Authority
  Revenue - Southern Ocean County Hospital
  Project, 5.75%, Due 7/01/01                                                               700,000             707,000

New York 2.3%
Albany, New York Housing Authority Tax Credit -
  Lark Drive Associates, LP Project, 5.25%,
  Due 6/01/01                                                                             3,300,000           3,337,125
New Rochelle, New York Municipal Housing
  Authority Mortgage Revenue, 4.70%,
  Due 12/01/03                                                                            1,465,000           1,452,181
New York Environmental Facilities Corporation
  State Water Revolving Fund PCR - Pilgrim State
  Sewage Treatment Project, 5.625%, Due 3/15/04                                           1,000,000           1,042,500
New York, New York GO, 5.875%, Due 8/01/03                                                1,500,000           1,573,125
                                                                                                            -----------
                                                                                                              7,404,931
North Carolina 1.1%
North Carolina Housing Finance Agency Home
  Ownership Revenue, 4.55%, Due 1/01/24                                                   3,605,000           3,537,406

Ohio 3.9%
Akron, Ohio COP - Akron Municipal Baseball
  Stadium Project:
  Zero %, Due 12/01/01                                                                    1,000,000             902,500
  Zero %, Due 12/01/02                                                                    1,240,000           1,120,650
Cleveland, Ohio City School District Energy
  Conservation Improvement GO:
  6.53%, Due 9/15/00                                                                        670,000             685,410
  6.53%, Due 3/15/01                                                                        690,000             709,838
  6.53%, Due 9/15/01                                                                        715,000             744,494
  6.53%, Due 3/15/02                                                                        740,000             777,437
  6.53%, Due 9/15/02                                                                        760,000             798,448
  6.53%, Due 3/15/03                                                                        785,000             824,713
  6.53%, Due 9/15/03                                                                        815,000             856,231
  6.53%, Due 3/15/04                                                                        840,000             882,487
  6.53%, Due 9/15/04                                                                        865,000             908,752
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding - Friendship Village of
  Dayton Project, 5.15%, Due 2/01/03                                                      2,025,000           2,009,812
Montgomery County, Ohio Health Care Facilities
  Revenue Refunding EXTRAS - Friendship
  Village of Dayton Project, 5.375%, Due 2/01/22
  (Putable at $100 on 2/01/03)                                                            1,050,000           1,047,375
Wood County, Ohio IDR - Abbey Etna Machine
  Company Project, 7.625%, Due 7/01/01                                                      285,000             289,631
                                                                                                            -----------
                                                                                                             12,557,778
Oregon 1.2%
Hillsboro, Oregon Hospital Facility Authority
  Revenue and Advance Refunding - Tuality
  Healthcare Project, 4.80%, Due 10/01/00                                                 3,940,000           3,962,458


                                                                                                                    23

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)                                                      August 31, 1999
-----------------------------------------------------------------------------------------------------------------------
                                            STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA 13.8%
Delaware County, Pennsylvania Authority Health
  Facilities Revenue - Mercy Health Corporation of
  Southeastern Pennsylvania Obligated Group
  Project, 6.00%, Due 11/15/07 (Pre-Refunding at
  $100 on 11/15/05)                                                                      $5,575,000         $ 5,860,719
Horizon Hospital System Authority Hospital
  Revenue, 5.40%, Due 5/15/01                                                             1,150,000           1,158,625
Montgomery County, Pennsylvania IDA First
  Mortgage Revenue - Pennsylvania Nursing and
  Rehabilitation Center Project, 7.625%, Due 7/01/18
  (Pre-Refunding at $102.775 on 3/31/04)                                                  4,700,000           5,393,250
Pennsylvania Housing Finance Agency SFMR:
  4.50%, Due 4/01/28                                                                      7,000,000           6,833,750
  4.80%, Due 10/01/22                                                                     5,300,000           5,213,875
  6.875%, Due 10/01/24                                                                    6,000,000           6,255,000
Philadelphia, Pennsylvania Hospitals and Higher
  Education Facilities Authority Hospital Revenue -
  Chestnut Hill Hospital Project, 6.50%,
  Due 11/15/22                                                                            2,250,000           2,280,938
Southern Chester County, Pennsylvania Health and
  Higher Education Authority Mortgage Revenue -
  Jenner's Pond Retirement Community Project,
  5.15%, Due 11/01/03:
  Series 1998                                                                             7,500,000           7,350,000
  Series 1999                                                                             4,500,000           4,410,000
                                                                                                            -----------
                                                                                                             44,756,157
Puerto Rico 0.8%
Commonwealth of Puerto Rico Tax-Exempt Lease
  Certificates, 5.10%, Due 4/01/04                                                        2,572,380           2,588,457

South Carolina 1.7%
Charleston County, South Carolina First Mortgage
  Health Facilities Revenue - The Episcopal Church
  Home Project, 5.40%, Due 4/01/04                                                        3,020,000           3,020,000
South Carolina Jobs - EDA EDR Refunding
  EXTRAS - Westminster Presbyterian Center, Inc.
  Project, 5.20%, Due 11/15/28                                                            2,455,000           2,424,312
                                                                                                            -----------
                                                                                                              5,444,312
South Dakota 0.4%
South Dakota EDFA EDR Refunding - Pooled Loan
  Program - Technical Ordinance Project, 5.75%,
  Due 4/01/07                                                                             1,370,000           1,433,363

Tennessee 1.7%
Memphis, Tennessee Health, Educational and
  Housing Facility Board MFMR Refunding -
  Edgewater Terrace Apartments Project, 7.375%,
  Due 1/20/27                                                                             3,980,000           4,288,450
Tennessee Housing Development Agency
  Homeownership Program Revenue, Zero %,
  Due 7/01/05                                                                             1,585,000           1,186,769
                                                                                                            -----------
                                                                                                              5,475,219
Texas 7.5%
Brazos, Texas Higher Education Authority, Inc.
  Student Loan Revenue Refunding, 5.95%, Due
  6/01/02                                                                                 3,005,000           3,087,637
Falcons Lair, Texas Utility and Reclamation District
  COP, 7.10%, Due 10/15/03                                                                5,855,000           5,884,275
Farmers Branch, Texas IDC IDR - Thermalloy, Inc.
  Project, 6.105%, Due 4/24/01:
  Series A                                                                                  235,000             235,587
  Series B                                                                                  235,000             235,587
Harris County, Texas HFC MFHR - Bryant
  Development Project, 6.1875%, Due 9/01/05                                                 564,629             570,981
Hidalgo County, Texas Health Services Corporation
  Hospital Revenue - Mission Hospital, Inc. Project,
  5.75%, Due 8/15/01                                                                        930,000             939,300
Lancaster, Texas HFC MFHR - Intervest-Lancaster
  Project:
  5.94%, Due 6/15/04                                                                      2,925,000           2,935,969
  6.5588%, Due 6/15/04                                                                      377,812             379,229
Mesquite, Texas HFC MFHR - GTR Associates -
  Prescott Place Apartments Project, 5.775%,
  Due 12/15/03:
  Series A                                                                                4,205,070           4,220,840
  Series B                                                                                1,401,690           1,406,947
Odessa, Texas Housing Authority MFMR -
  Section 8 Assisted Project:
  5.875%, Due 10/01/03                                                                    1,185,000           1,177,594
  6.375%, Due 10/01/11                                                                    2,735,000           2,700,813
Robstown, Texas Combination Tax and Limited
  Pledge Revenue COP, 7.75%, Due 10/01/12
  (Pre-Refunding at $100 on 10/01/02)                                                       510,000             559,725
                                                                                                            -----------
                                                                                                             24,334,484
Utah 1.5%
Eagle Mountain, Utah Water and Sewer Revenue
  BAN, 5.375%, Due 9/01/01                                                                4,910,000           4,897,725

Washington 1.2%
Walla Walla, Washington Housing Authority
  Revenue - Wilbur Manor Project, 6.25%,
  Due 12/01/11                                                                            1,440,000           1,440,000
Washington Health Care Facilities Authority
  Revenue - Sisters of Providence Project, 5.375%,
  Due 10/01/00                                                                            2,400,000           2,441,256
                                                                                                            -----------
                                                                                                              3,881,256
Wisconsin 0.6%
Wisconsin Housing and EDA Home Ownership
  Revenue, 5.30%, Due 9/01/20                                                             2,000,000           2,000,000
-----------------------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Cost $264,895,385)                                                                   266,812,519
-----------------------------------------------------------------------------------------------------------------------

VARIABLE RATE PUT BONDS 12.0%
Arizona 1.0%
Scottsdale, Arizona IDA First Mortgage Revenue
  Refunding - Westminster Village, Inc. Project,
  5.25%, Due 6/01/16 (Mandatory Put at $100 on
  6/01/04)                                                                                3,300,000           3,297,393

California 0.6%
Sacramento County, California MFHR Refunding -
  Fairways II Apartments Project, 5.35%,
  Due 8/01/25 (Mandatory Put at $100 on 8/01/05)                                          1,910,000           1,945,813

Georgia 1.7%
Atlanta, Georgia Urban Residential Finance
  Authority MFHR Refunding - Ford Factory
  Square Apartments Project, 6.00%, Due 12/01/30
  (Mandatory Put at $100 on 12/01/02)                                                     5,655,000           5,683,275

Massachusetts 1.1%
Massachusetts DFA First Mortgage Revenue -
  LaSell Village Project, 5.625%, Due 12/01/28
  (Putable at $100 and Rate Reset Effective
  12/01/03)                                                                               3,500,000           3,460,625

Missouri 0.4%
St. Louis County, Missouri IDA MFHR Refunding -
  Heatherbrook Gardens Project, 5.10%, Due
  3/01/05 (Mandatory Put at $100 on 3/01/02)                                              1,280,000           1,283,200

-----------------------------------------------------------------------------------------------------------------------
                                           STRONG SHORT-TERM MUNICIPAL BOND FUND (continued)
-----------------------------------------------------------------------------------------------------------------------
                                                                                       Shares or
                                                                                       Principal                Value
                                                                                         Amount                (Note 2)
-----------------------------------------------------------------------------------------------------------------------
New Hampshire 0.9%
New Hampshire Business Finance Authority PCR
  Refunding - United Illuminating Company Project,
  4.55%, Due 7/01/27 (Mandatory Put at $100 on
  2/01/04)                                                                               $3,000,000          $3,000,000

Texas 5.3%
Bexar County, Texas HFC MFHR - Park Ridge
  Apartments Project, 5.50%, Due 5/01/35
  (Mandatory Put at $100 on 5/01/03)                                                      4,775,000           4,721,281
Northwest Trails Apartment Trust Pass-Thru
  Certificates, 5.25%, Due 4/01/13 (Mandatory Put
  at $100 on 10/01/01)                                                                    7,425,000           7,360,031
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, 6.1875%, Due 9/01/07
  (Putable at $100 and Rate Reset Effective 11/01/01)                                     1,310,000           1,321,462
Trinity River Authority Refunding - Texas
  Industries, Inc. Project, Series A, 6.1875%, Due
  9/01/07 (Putable at $100 and Rate Reset Effective
  11/01/01)                                                                               3,740,000           3,772,725
                                                                                                            -----------
                                                                                                             17,175,499
Virginia 1.0%
James City County, Virginia IDA Residential Care
  Facility First Mortgage Revenue - Williamsburg
  Landing, Inc. Project, 5.75%, Due 3/01/26 (Putable
  at $100 and Rate Reset Effective 9/01/01)                                               3,000,000           3,009,450
Prince William County, Virginia IDA Residential
  Care Facility First Mortgage Revenue -
  Westminster Presbyterian Retirement Project,
  6.00%, Due 1/01/25 (Putable at $100 and Rate
  Reset Effective 1/01/03)                                                                  210,000             211,090
                                                                                                            -----------
                                                                                                              3,220,540
-----------------------------------------------------------------------------------------------------------------------
Total Variable Rate Put Bonds (Cost $38,902,153)                                                             39,066,345
-----------------------------------------------------------------------------------------------------------------------

Taxable Municipal Bonds 0.1%
Minnesota 0.1%
Woodbury, Minnesota Lease Revenue - Minnesota
  Math and Science Academy Project, 8.50%,
  Due 11/01/03                                                                              175,000             172,375

Texas 0.0%
Bexar County, Texas HFC MFHR - Park Ridge
  Apartments Project, 9.00%, Due 5/01/03                                                    110,000             107,388
-----------------------------------------------------------------------------------------------------------------------
Total Taxable Municipal Bonds (Cost $285,000)                                                                   279,763
-----------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a)  10.1%
Municipal Bonds 1.9%
Arizona 0.1%
Phoenix, Arizona IDA Hospital Revenue - John C.
  Lincoln Hospital and Health Center Project,
  4.65%, Due 12/01/99                                                                       225,000             225,279

California 0.7%
California Health Facilities Financing Authority
  Hospital Revenue - Downey Community Hospital
  Project, 4.90%, Due 5/15/00                                                             2,325,000           2,343,809

Guam 0.4%
Guam Airport Authority General Revenue, 5.80%,
  10/01/99                                                                                1,450,000           1,451,812

Illinois 0.2%
Illinois DFA IDR - Engis Corporation Project,
  7.65%, Due 10/01/99                                                                       275,000             275,671
Illinois EFA Revenue - Lewis University Project,
  4.50%, Due 10/01/99                                                                       240,000             240,048
                                                                                                            -----------
                                                                                                                515,719
Ohio 0.3%
Cleveland, Ohio City School District Energy
  Conservation Improvement GO, 6.53%,
  Due 3/15/00                                                                               650,000             657,482
Sidney, Ohio IDR - Richard Klinger Project, 7.70%,
  Due 12/01/99                                                                              335,000             337,640
                                                                                                            -----------
                                                                                                                995,122
Texas 0.1%
Farmers Branch, Texas IDC IDR - Thermalloy, Inc.
  Project, 6.105%, Due 4/24/00:
  Series A                                                                                  215,000             215,538
  Series B                                                                                  215,000             215,537
                                                                                                            -----------
                                                                                                                431,075
Wisconsin 0.1%
Wisconsin Rapids, Wisconsin GO, 6.10%,
  Due 9/01/99                                                                               225,000             225,000
                                                                                                            -----------
Total Municipal Bonds                                                                                         6,187,816

Variable Rate Put Bonds 1.2%
Arizona 0.8%
Scottsdale, Arizona IDA First Mortgage Revenue
  Refunding - Westminster Village, Inc. Project,
  5.50%, Due 6/01/17 (Putable at $100 and Rate
  Reset Effective 12/01/99)                                                               2,700,000           2,700,000

Michigan 0.4%
Michigan State HDA Limited Obligation Revenue -
  River Place Plaza Apartments Project, 5.50%,
  Due 6/01/18 (Mandatory Put at $100 on 6/01/00)                                          1,335,000           1,335,934
                                                                                                            -----------
Total Variable Rate Put Bonds                                                                                 4,035,934

Annual Variable Rate Put Bonds 2.4%
Illinois 1.2%
Peoria County, Illinois Congregate Care Revenue -
  St. Francis Woods Project, 5.625%, Due 4/01/00                                          3,770,000           3,768,417

Missouri 1.2%
Jackson County, Missouri IDA MFHR - Pine Valley
  Apartments Project, 5.625%, Due 3/01/00                                                 3,800,000           3,803,990
                                                                                                            -----------
Total Annual Variable Rate Put Bonds                                                                          7,572,407

Daily Variable Rate Put Bonds 1.5%
District of Columbia
District of Columbia Revenue - Medlantic Project,
  5.20%, Due 9/01/99                                                                      5,000,000           5,000,000

Municipal Money Market Funds 3.1%
Multiple States
Strong Municipal Money Market Fund (d)                                                   10,000,000          10,000,000
-----------------------------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $32,785,565)                                                              32,796,157
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $336,868,103) 104.4%                                                  338,954,784
Other Assets and Liabilities, Net (4.4%)                                                                    (14,216,256)
-----------------------------------------------------------------------------------------------------------------------
NET ASSETS 100.0%                                                                                          $324,738,528
-----------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------

                                                                                                                    25

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)               August 31, 1999
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------

(a) Short-term investments include any security which has a remaining maturity of less than one year.
(b) All or a portion of security is when-issued.
(c) All or a portion of security is pledged to cover margin requirements for futures contracts.
(d) Affiliated issuer (see Note 7 of Notes to Financial Statements).

Maturity date represents actual maturity or the longer of the next put date or interest adjustment date.

Percentages are stated as a percent of net assets.

--------------------------------------------------------------------------------
ABBREVIATIONS
--------------------------------------------------------------------------------

The following is a list of abbreviations that may be used in the Schedules of Investments in Securities:
BAN     -- Bond Anticipation Notes
CDA     -- Commercial Development Authority
CDR     -- Commercial Development Revenue
COP     -- Certificates of Participation
DFA     -- Development Finance Authority
EDA     -- Economic Development Authority
EDC     -- Economic Development Corporation
EDFA    -- Economic Development Finance Authority
EDR     -- Economic Development Revenue
EFA     -- Educational Facilities Authority
EXTRAS  -- Extendable Rate Adjustable Securities
GO      -- General Obligation
HDA     -- Housing Development Authority
HDC     -- Housing Development Corporation
HFA     -- Housing Finance Authority
HFC     -- Housing Finance Corporation
IBA     -- Industrial Building Authority
IBR     -- Industrial Building Revenue
IDA     -- Industrial Development Authority
IDB     -- Industrial Development Board
IDC     -- Industrial Development Corporation
IDFA    -- Industrial Development Finance Authority
IDR     -- Industrial Development Revenue
IFA     -- Investment Finance Authority
MFHR    -- Multi-Family Housing Revenue
MFMR    -- Multi-Family Mortgage Revenue
PCR     -- Pollution Control Revenue
RAN     -- Revenue Anticipation Notes
SFHR    -- Single Family Housing Revenue
SFMR    -- Single Family Mortgage Revenue
TAN     -- Tax Anticipation Notes
TRAN    -- Tax and Revenue Anticipation Notes

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

----------------------------------------------------------------------------------------------------------------------------------
August 31, 1999

                                                                          (In Thousands, Except Per Share Amounts)

                                                                 Strong          Strong       Strong Short-Term  Strong Short-Term
                                                          High-Yield Municipal  Municipal        High Yield          Municipal
                                                                Bond Fund       Bond Fund      Municipal Fund        Bond Fund
                                                          --------------------  ---------     -----------------  -----------------
ASSETS:
   Investments in Securities, at Value
     Unaffiliated Issuers (Cost of $618,185, $382,880,
     $180,785 and $326,868, respectively)                       $604,948         $376,203          $178,378           $328,955
     Affiliated Issuers (Cost of $39,100, $6,500, $9,500
     and $10,000, respectively)                                   39,100            6,500             9,500             10,000
   Receivable for Securities Sold                                 11,145               --                --              2,475
   Receivable for Fund Shares Sold                                   186              290                --                101
   Interest and Dividends Receivable                              11,438            5,535             3,063              5,416
   Other Assets                                                      506              138               409                110
                                                                --------         --------          --------           --------
   Total Assets                                                  667,323          388,666           191,350            347,057

LIABILITIES:
   Payable for Securities Purchased                               28,539           16,803             8,807             21,058
   Payable for Fund Shares Redeemed                                  298                5               100                  6
   Dividends Payable                                               3,068            1,627               720              1,217
   Accrued Operating Expenses and Other Liabilities                   40               19                26                 37
                                                                --------         --------          --------           --------
   Total Liabilities                                              31,945           18,454             9,653             22,318
                                                                --------         --------          --------           --------
NET ASSETS                                                      $635,378         $370,212          $181,697           $324,739
                                                                --------         --------          --------           --------
                                                                --------         --------          --------           --------
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                $654,569         $404,488          $184,429           $337,834
   Undistributed Net Investment Income                                --               --                --                  2
   Accumulated Net Realized Loss                                  (5,524)         (27,599)             (156)           (15,184)
   Net Unrealized Appreciation (Depreciation)                    (13,667)          (6,677)           (2,576)             2,087
                                                                --------         --------          --------           --------
   Net Assets                                                   $635,378         $370,212          $181,697           $324,739
                                                                --------         --------          --------           --------
                                                                --------         --------          --------           --------
Capital Shares Outstanding (Unlimited Number Authorized)          64,888           39,530            18,192             33,277

NET ASSET VALUE PER SHARE                                          $9.79            $9.37             $9.99              $9.76
                                                                --------         --------          --------           --------
                                                                --------         --------          --------           --------


                       See Notes to Financial Statements.


                                                                                                                           27

STATEMENTS OF OPERATIONS

----------------------------------------------------------------------------------------------------------------------------------
For the Year Ended August 31, 1999

                                                                                       (IN THOUSANDS)

                                                                STRONG            STRONG     STRONG SHORT-TERM   STRONG SHORT-TERM
                                                         HIGH-YIELD MUNICIPAL    MUNICIPAL      HIGH YIELD           MUNICIPAL
                                                               BOND FUND         BOND FUND    MUNICIPAL FUND         BOND FUND
                                                         --------------------    ---------   -----------------   -----------------
INCOME:
   Interest                                                     $41,541           $21,251           $7,830             $14,746
   Dividends - Unaffiliated Issuers                                  --                39               --                  --
   Dividends - Affiliated Issuers                                   928               332              220                 335
                                                                -------           -------           ------             -------
   Total Income                                                  42,469            21,622            8,050              15,081

EXPENSES:
   Investment Advisory Fees                                       3,859             2,169              880               1,379
   Custodian Fees                                                    32                21                9                  16
   Shareholder Servicing Costs                                      312               284               49                 176
   Federal and State Registration Fees                               55                38               71                  61
   Other                                                            206               100               17                  58
                                                                -------           -------           ------             -------
   Total Expenses before Waivers and Absorptions                  4,464             2,612            1,026               1,690
   Voluntary Expense Waivers and Absorptions by Advisor              --                --             (459)                 --
                                                                -------           -------           ------             -------
   Expenses, Net                                                  4,464             2,612              567               1,690
                                                                -------           -------           ------             -------
NET INVESTMENT INCOME                                            38,005            19,010            7,483              13,391

REALIZED AND UNREALIZED GAIN (LOSS):
   Net Realized Gain (Loss) on:
     Investments                                                 (5,805)            1,065             (617)             (2,632)
     Futures Contracts                                            2,706               (49)             544                  --
                                                                -------           -------           ------             -------
     Net Realized Gain (Loss)                                    (3,099)            1,016              (73)             (2,632)
   Net Change in Unrealized Appreciation/Depreciation on:
     Investments                                                (42,240)          (25,676)          (2,951)             (4,117)
     Futures Contracts                                               17                --             (169)                 --
                                                                -------           -------           ------             -------
     Net Change in Unrealized Appreciation/Depreciation         (42,223)          (25,676)          (3,120)             (4,117)
                                                                -------           -------           ------             -------
NET LOSS ON INVESTMENTS                                         (45,322)          (24,660)          (3,193)             (6,749)
                                                                -------           -------           ------             -------
NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS                                 ($ 7,317)         ($ 5,650)          $4,290             $ 6,642
                                                                -------           -------           ------             -------
                                                                -------           -------           ------             -------

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         (In Thousands)
                                                                     Strong High-Yield                    Strong Municipal
                                                                    Municipal Bond Fund                       Bond Fund
                                                              -------------------------------      -------------------------------
                                                               Year Ended        Year Ended         Year Ended        Year Ended
                                                              Aug. 31, 1999     Aug. 31, 1998      Aug. 31, 1999     Aug. 31, 1998
                                                              -------------     -------------      -------------     -------------
OPERATIONS:
   Net Investment Income                                        $ 38,005          $ 28,877           $ 19,010          $ 13,272
   Net Realized Gain (Loss)                                       (3,099)            2,108              1,016             3,091
   Net Change in Unrealized Appreciation/Depreciation            (42,223)           16,708            (25,676)            7,968
                                                                --------          --------           --------          --------
   Net Increase (Decrease) in Net Assets Resulting from
      Operations                                                  (7,317)           47,693             (5,650)           24,331

DISTRIBUTIONS:
   From Net Investment Income                                    (38,005)          (28,877)           (19,010)          (13,272)
   From Net Realized Gains                                        (3,100)             (743)                --                --
                                                                --------          --------           --------          --------
   Total Distributions                                           (41,105)          (29,620)           (19,010)          (13,272)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                     502,307           513,592            275,238           134,471
   Proceeds from Reinvestment of Distributions                    31,469            21,163             14,881            10,102
   Payment for Shares Redeemed                                  (517,242)         (247,044)          (182,161)         (100,839)
                                                                --------          --------           --------          --------
   Net Increase in Net Assets from Capital Share Transactions     16,534           287,711            107,958            43,734
                                                                --------          --------           --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                          (31,888)          305,784             83,298            54,793

NET ASSETS:
   Beginning of Year                                             667,266           361,482            286,914           232,121
                                                                --------          --------           --------          --------
   End of Year                                                  $635,378          $667,266           $370,212          $286,914
                                                                --------          --------           --------          --------
                                                                --------          --------           --------          --------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                           48,707            49,323             27,799            13,683
   Issued in Reinvestment of Distributions                         3,057             2,036              1,507             1,033
   Redeemed                                                      (50,294)          (23,751)           (18,591)          (10,296)
                                                                --------          --------           --------          --------
   Net Increase in Shares of the Fund                              1,470            27,608             10,715             4,420
                                                                --------          --------           --------          --------
                                                                --------          --------           --------          --------

                       See Notes to Financial Statements.


                                                                                                                           29

----------------------------------------------------------------------------------------------------------------------------------
                                                                                         (In Thousands)
                                                                     Strong Short-Term                   Strong Short-Term
                                                                  High Yield Municipal Fund              Municipal Bond Fund
                                                              -------------------------------      -------------------------------
                                                               Year Ended        Year Ended         Year Ended        Year Ended
                                                              Aug. 31, 1999     Aug. 31, 1998      Aug. 31, 1999     Aug. 31, 1998
                                                              -------------     -------------      -------------     -------------
                                                                                  (Note 1)
OPERATIONS:
   Net Investment Income                                        $  7,483          $  1,643           $ 13,391          $  9,310
   Net Realized Loss                                                 (73)              (83)            (2,632)             (268)
   Net Change in Unrealized Appreciation/Depreciation             (3,120)              543             (4,117)            2,618
                                                                --------          --------           --------          --------
   Net Increase in Net Assets Resulting from Operations            4,290             2,103              6,642            11,660

DISTRIBUTIONS FROM NET INVESTMENT INCOME                          (7,483)           (1,643)           (13,391)           (9,310)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                     210,900           124,691            277,898           167,477
   Proceeds from Reinvestment of Distributions                     5,751               971             11,311             7,757
   Payment for Shares Redeemed                                  (132,398)          (25,485)          (168,516)         (131,741)
                                                                --------          --------           --------          --------
   Net Increase in Net Assets from Capital Share Transactions     84,253           100,177            120,693            43,493
                                                                --------          --------           --------          --------
TOTAL INCREASE IN NET ASSETS                                      81,060           100,637            113,944            45,843

NET ASSETS:
   Beginning of Year                                             100,637                --            210,795           164,952
                                                                --------          --------           --------          --------
   End of Year                                                  $181,697          $100,637           $324,739          $210,795
                                                                --------          --------           --------          --------
                                                                --------          --------           --------          --------
TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                           20,836            12,315             27,952            16,920
   Issued in Reinvestment of Distributions                           568                96              1,137               784
   Redeemed                                                      (13,107)           (2,516)           (17,005)          (13,308)
                                                                --------          --------           --------          --------
   Net Increase in Shares of the Fund                              8,297             9,895             12,084             4,396
                                                                --------          --------           --------          --------
                                                                --------          --------           --------          --------

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
August 31, 1999

1.   ORGANIZATION

     The accompanying financial statements represent the Strong Municipal Income Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:
     -   Strong High-Yield Municipal Bond Fund, Inc. (1)
     -   Strong Municipal Bond Fund, Inc. (1)
     - Strong Short-Term High Yield Municipal Fund (a series of Strong Municipal Funds, Inc.(1))
     -   Strong Short-Term Municipal Bond Fund, Inc. (1)

     (1) A diversified, open-end management investment company registered under the Investment Company Act of 1940.

     The inception date for Strong Short-Term High Yield Municipal Fund is November 30, 1997.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) SECURITY VALUATION -- Securities of the Funds are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted securities at August 31, 1999.

     (B) FEDERAL INCOME AND EXCISE TAXES AND DISTRIBUTIONS TO SHAREHOLDERS -- The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required.

          The character of distributions made during the year from net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

          Each Fund generally pays dividends from net investment income monthly and distributes any net capital gains that it realizes annually. Dividends are declared on each day the net asset value is calculated except bank holidays.

     (C) REALIZED GAINS AND LOSSES ON INVESTMENT TRANSACTIONS -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) CERTAIN INVESTMENT RISKS -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

     (E) FUTURES -- Upon entering into a futures contract, the Funds pledge to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Funds may be designated as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin," and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (G) OTHER -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts.

--------------------------------------------------------------------------------
August 31, 1999

     (H) EXPENSE OFFSET ARRANGEMENTS -- Certain Funds pay a portion of their custodian fees indirectly through expense offset arrangements. Custodian fees are reduced for Funds that maintain compensating balances in non-interest bearing accounts. The Funds could have invested the assets used to pay for the custodian fees, had the assets not been used in the expense offset arrangements. During the year ended August 31, 1999, there were no amounts paid through expense offset arrangements for the Funds.

3.   RELATED PARTY TRANSACTIONS

     Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Funds. Investment advisory fees, which are established by terms of the Advisory Agreements, are based on the following annualized rates of average daily net assets: Strong Short-Term Municipal Bond Fund 0.50%, Strong Municipal Bond Fund, Strong High-Yield Municipal Bond Fund and Strong Short-Term High Yield Municipal Fund 0.60%. Based on the terms of the Advisory Agreements, advisory fees and other expenses will be waived by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at their discretion. Shareholder recordkeeping and related service fees are based on contractually established rates for each open and closed shareholder account. In addition, the Advisor is compensated for certain other services related to costs incurred for reports to shareholders.

     The Funds may invest in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of each Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     Certain information regarding related party transactions, excluding the effect of waivers and absorptions, for the year ended August 31, 1999, is as follows:

                                                                               Shareholder Servicing    Unaffiliated
                                                       Payable to Advisor at     and Other Expenses      Directors'
                                                          August 31, 1999         Paid to Advisor           Fees
                                                       ---------------------   ---------------------    ------------
          Strong High-Yield Municipal Bond Fund               $8,445                  $438,541             $6,625
          Strong Municipal Bond Fund                           4,649                   349,422              4,256
          Strong Short-Term High Yield Municipal Fund          4,482                    49,122              2,599
          Strong Short-Term Municipal Bond Fund                4,565                   176,249              3,587

4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total line of credit. For individual Funds, borrowings under the LOC are limited to either the lesser of 15% of the market value of total assets or any explicit borrowing limits in the Fund's prospectus. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .07% per annum is incurred on the unused portion of the line of credit and is allocated to all participating Strong Funds. At August 31, 1999, there were no borrowings by the Funds outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities for the year ended August 31, 1999, were as follows:

                                                            Purchases                       Sales
                                                          ------------                  ------------
          Strong High-Yield Municipal Bond Fund           $347,334,488                  $354,713,845
          Strong Municipal Bond Fund                       192,761,993                    81,282,891
          Strong Short-Term High Yield Municipal Fund      118,991,615                    32,652,266
          Strong Short-Term Municipal Bond Fund            184,355,479                    62,065,193

--------------------------------------------------------------------------------

6.   INCOME TAX INFORMATION

     At August 31, 1999, the investment cost, gross unrealized appreciation and depreciation on investments and capital loss carryovers (expiring in varying amounts through 2007) for federal income tax purposes were as follows:

                                                                                                      Net
                                                    Federal Tax     Unrealized      Unrealized    Appreciation/   Capital Loss
                                                        Cost       Appreciation    Depreciation   Depreciation     Carryovers
                                                    ------------   ------------    ------------   ------------    ------------
     Strong High-Yield Municipal Bond Fund          $657,309,110   $18,369,562     $31,630,634    ($13,261,072)   $         --
     Strong Municipal Bond Fund                      389,382,826     6,976,401      13,656,586      (6,680,185)     27,596,278
     Strong Short-Term High Yield Municipal Fund     190,285,489       156,727       2,564,698      (2,407,971)        324,695
     Strong Short-Term Municipal Bond Fund           336,868,703     3,432,363       1,346,282       2,086,081      15,184,074

     During the year ended August 31, 1999, the Strong High-Yield Municipal Bond Fund paid capital gains distributions (taxable as long term gains at 20%) of $499,746 to shareholders.

     The Strong Municipal Bond Fund utilized $916,624 of its capital loss carryovers during the year ended August 31, 1999.

     The Strong High-Yield Municipal Bond Fund realized, on a tax basis, post-October losses through August 31, 1999 of $5,915,891, which are not recognized for tax purposes until the first day of the following fiscal year.

7.   INVESTMENTS IN AFFILIATES

     Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer and any other Strong Fund. A summary of transactions in the securities of these issuers during the year ended August 31, 1999 is as follows:

                                                  Balance of                                Balance of                  Dividend
                                                    Shares          Gross      Gross Sales    Shares       Value         Income
                                                      Held        Purchases        and         Held       Aug. 31,   Sept. 1, 1998 -
                                                 Sept. 1, 1998  and Additions  Reductions  Aug. 31, 1999    1999     Aug. 31, 1999
                                                 -------------  -------------  ----------  -------------  --------   -------------
     STRONG HIGH-YIELD MUNICIPAL BOND FUND
     -------------------------------------
     Strong Municipal Money Market Fund            52,800,000    308,300,000   322,000,000   39,100,000  $39,100,000    $928,178

     STRONG MUNICIPAL BOND FUND
     --------------------------
     Strong Municipal Money Market Fund             3,000,000    167,750,000   164,250,000    6,500,000    6,500,000     331,751

     STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
     -------------------------------------------
     Strong Municipal Money Market Fund             4,700,000     32,450,000    27,650,000    9,500,000    9,500,000     219,802

     STRONG SHORT-TERM MUNICIPAL BOND FUND
     -------------------------------------
     Strong Municipal Money Market Fund             4,900,000    211,300,000   206,200,000   10,000,000   10,000,000     335,435


                                                                                                                             33

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
STRONG HIGH-YIELD MUNICIPAL BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Period Ended
                                                                          ----------------------------------------------------------
                                                                          Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                                  1999      1998      1997    1996(c)    1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                      $ 10.52   $10.09      $9.45    $9.91     $9.29    $10.10
Income From Investment Operations
   Net Investment Income                                                     0.58     0.59       0.61     0.44      0.69      0.71
   Net Realized and Unrealized Gains (Losses) on Investments                (0.68)    0.45       0.64    (0.46)     0.62     (0.81)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         (0.10)    1.04       1.25    (0.02)     1.31     (0.10)
Less Distributions
   From Net Investment Income (b)                                           (0.58)   (0.59)     (0.61)   (0.44)    (0.69)    (0.71)
   From Net Realized Gains                                                  (0.05)   (0.02)        --       --        --        --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                      (0.63)   (0.61)     (0.61)   (0.44)    (0.69)    (0.71)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $ 9.79   $10.52     $10.09    $9.45     $9.91    $ 9.29
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                             -1.1%   +10.5%     +13.6%    -0.1%    +14.6%     -1.0%
   Net Assets, End of Period (In Millions)                                   $635     $667       $361     $238      $267      $108
   Ratio of Expenses to Average Net Assets Without Waivers and Absorptions   0.7%     0.7%       0.7%     0.7%*     0.8%      0.8%
   Ratio of Expenses to Average Net Assets                                   0.7%     0.7%       0.7%     0.7%*     0.4%      0.0%
   Ratio of Net Investment Income to Average Net Assets                      5.7%     5.7%       6.2%     6.9%*     7.1%      7.5%
   Portfolio Turnover Rate                                                  52.5%    66.5%      92.1%   106.8%    113.8%    198.1%

STRONG MUNICIPAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Period Ended
                                                                          ----------------------------------------------------------
                                                                          Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                                  1999      1998      1997    1996(c)    1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $9.96     $9.52      $8.99    $9.52     $9.23    $10.25
Income From Investment Operations
   Net Investment Income                                                    0.51      0.51       0.50     0.33      0.52      0.56
   Net Realized and Unrealized Gains (Losses) on Investments               (0.59)     0.44       0.53    (0.53)     0.51     (1.02)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                        (0.08)     0.95       1.03    (0.20)     1.03     (0.46)
Less Distributions
   From Net Investment Income (b)                                          (0.51)    (0.51)     (0.50)   (0.33)    (0.54)    (0.56)
   In Excess of Net Investment Income                                         --        --         --       --     (0.20)       --
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                     (0.51)    (0.51)     (0.50)   (0.33)    (0.74)    (0.56)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $9.37     $9.96      $9.52    $8.99     $9.52    $ 9.23
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                            -1.0%    +10.1%     +11.8%    -2.1%    +11.4%     -4.6%
   Net Assets, End of Period (In Millions)                                  $370      $287       $232     $247      $247      $280
   Ratio of Expenses to Average Net Assets                                  0.7%      0.7%       0.8%     0.8%*     0.8%      0.8%
   Ratio of Net Investment Income to Average Net Assets                     5.1%      5.2%       5.4%     5.4%*     5.4%      5.8%
   Portfolio Turnover Rate                                                 22.4%     58.5%      85.0%   172.9%    513.8%    311.0%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) In 1996, the Fund changed its fiscal year-end from December to August.

                       See Notes to Financial Statements.

---------------------------------------------------------------------------------------------
STRONG SHORT-TERM HIGH YIELD MUNICIPAL FUND
---------------------------------------------------------------------------------------------
                                                                              Period Ended
                                                                           ------------------
                                                                           Aug. 31,  Aug. 31,
Selected Per-Share Data(a)                                                   1999     1998(c)
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                        $10.17    $10.00
Income From Investment Operations
   Net Investment Income                                                      0.50      0.37
   Net Realized and Unrealized Gains (Losses) on Investments                 (0.18)     0.17
---------------------------------------------------------------------------------------------
   Total from Investment Operations                                           0.32      0.54
Less Distributions
   From Net Investment Income (b)                                            (0.50)    (0.37)
---------------------------------------------------------------------------------------------
   Total Distributions                                                       (0.50)    (0.37)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $9.99    $10.17
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------
   Total Return                                                              +3.2%     +5.5%
   Net Assets, End of Period (In Millions)                                    $182      $101
   Ratio of Expenses to Average Net Assets Without Waivers and Absorptions    0.7%      1.0%*
   Ratio of Expenses to Average Net Assets                                    0.4%      0.4%*
   Ratio of Net Investment Income to Average Net Assets                       4.9%      5.0%*
   Portfolio Turnover Rate                                                   22.7%      8.1%

STRONG SHORT-TERM MUNICIPAL BOND FUND

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Period Ended
                                                                          ----------------------------------------------------------
                                                                          Aug. 31,  Aug. 31,  Aug. 31,  Aug. 31,  Dec. 31,  Dec. 31,
Selected Per-Share Data(a)                                                  1999      1998      1997    1996(d)    1995      1994
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $9.95     $9.82      $9.67    $9.77     $9.73    $10.36
Income From Investment Operations
   Net Investment Income                                                    0.47      0.48       0.49     0.33      0.47      0.45
   Net Realized and Unrealized Gains (Losses) on Investments               (0.19)     0.13       0.15    (0.10)     0.04     (0.62)
------------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                         0.28      0.61       0.64     0.23      0.51     (0.17)
Less Distributions
   From Net Investment Income (b)                                          (0.47)    (0.48)     (0.49)   (0.33)    (0.47)    (0.45)
   From Net Realized Gains                                                    --        --         --       --        --     (0.01)
------------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                     (0.47)    (0.48)     (0.49)   (0.33)    (0.47)    (0.46)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $9.76     $9.95      $9.82    $9.67     $9.77    $ 9.73
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                            +2.8%     +6.3%      +6.7%    +2.4%     +5.4%     -1.6%
   Net Assets, End of Period (In Millions)                                  $325      $211       $165     $136      $133      $161
   Ratio of Expenses to Average Net Assets                                  0.6%      0.6%       0.7%     0.7%*     0.8%      0.7%
   Ratio of Net Investment Income to Average Net Assets                     4.7%      4.8%       5.0%     5.1%*     4.8%      4.5%
   Portfolio Turnover Rate                                                 22.7%     15.7%      26.2%    38.0%    226.8%    273.2%

*   Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b) Tax-exempt for regular federal income tax purposes.
(c) For the period from November 30, 1997 (inception) to August 31, 1998.
(d) In 1996, the Fund changed its fiscal year-end from December to August.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Municipal Income Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strong High-Yield Municipal Bond Fund, Inc., Strong Municipal Bond Fund, Inc., Strong Short-Term High Yield Municipal Fund (one of the portfolios constituting the Strong Municipal Funds, Inc.) and Strong Short-Term Municipal Bond Fund, Inc. (all four of the portfolios collectively referred to herein as the "Strong Municipal Income Funds") at August 31, 1999, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strong Municipal Income Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP


Milwaukee,Wisconsin
October 6, 1999

                                    DIRECTORS
                                Richard S. Strong
                                 Willie D. Davis
                                 Stanley Kritzik
                                Marvin E. Nevins
                                 William F. Vogt

                                    OFFICERS
                    Richard S. Strong, CHAIRMAN OF THE BOARD
                          Mary F. Hoppa, VICE PRESIDENT
                         John S. Weitzer, VICE PRESIDENT
              Stephen J. Shenkenberg, VICE PRESIDENT AND SECRETARY
                            John W. Widmer, TREASURER

                               INVESTMENT ADVISOR
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                   DISTRIBUTOR
                            Strong Investments, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                                    CUSTODIAN
                          Firstar Bank Milwaukee, N.A.
                    P.O. Box 701, Milwaukee, Wisconsin 53201

                  TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT
                         Strong Capital Management, Inc.
                    P.O. Box 2936, Milwaukee, Wisconsin 53201

                             INDEPENDENT ACCOUNTANTS
                           PricewaterhouseCoopers LLP
              100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

                                  LEGAL COUNSEL
                              Godfrey & Kahn, S.C.
               780 North Water Street, Milwaukee, Wisconsin 53202

  For a prospectus containing more complete information, including management fees and expenses, please call 1-800-368-1030. Please read it carefully before investing or sending money. This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only.



                        -------------------------------

                                    [GRAPHIC]
                        To order a free prospectus kit,

                               call 1-800-368-1030

                         To learn more about our funds,
                          discuss an existing account,
                            or conduct a transaction,

                               call 1-800-368-3863

                               -------------------

                                  If you are a
                             Financial Professional,

                               call 1-800-368-1683

                        -------------------------------


                        -------------------------------

                                   [GRAPHIC]
                                 Strong On-line
                               www.strongfunds.com

                        -------------------------------





                                     [LOGO]
                                  STRONG FUNDS
                   P.O. Box 2936 - Milwaukee, Wisconsin 53201
                       STRONG INVESTMENTS, INC. 12899I99                   AMUNI